UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE PBSJ CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

The PBSJ Corporation

5300 West Cypress Street, Suite 200

Tampa, Florida 33607

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on the 3rd day of November, 2007

Dear Shareholder:

You are invited to attend our Special Meeting of Shareholders, which will be held at 11 a.m., eastern daylight time, on the 3rd day of November, 2007, at the Quorum Hotel Tampa, 700 North Westshore Blvd., Tampa, Florida 33609. You will be asked to act on the following matters with respect to proposed amendments to our articles of incorporation and bylaws:

(1)	approval of an amendment to our articles of incorporation to reclassify the existing 15,000,000 authorized shares of common stock as Class A Common Stock and to create a new class of non-voting common stock with 5,000,000 authorized shares entitled Class B Common Stock;

(2)	approval of an amendment to our articles of incorporation to authorize the issuance of up to 10,000,000 shares of preferred stock, with such designations, preferences, rights and limitations as our board of directors adopts by resolution;

(3)	approval of an amendment to our articles of incorporation to provide that directors be elected by a majority of the votes cast with respect to the shares present at a meeting at which a quorum is present;

(4)	approval of amendments to Section 1 of Article II of our bylaws to provide for procedures and guidelines for shareholder proposals to be brought at annual shareholder meetings;

(5)	approval of amendments to Article II of our bylaws to update procedures with respect to shareholder meetings;

(6)	approval of amendments to Articles III and IV of our bylaws relating to the minimum number, qualifications, policies and committees of our board of directors and the titles, duties and removal of our officers;

(7)	approval of amendments to Article VIII of our bylaws to revise the procedures for the issuance, sale and redemption of stock;

(8)	approval of amendments to Article IX of our bylaws to clarify the indemnification rights we provide to our officers and directors;

(9)	approval of amendments to Article X of our bylaws to allow either the shareholders or the board of directors to amend the bylaws;

(10)	approval of other miscellaneous amendments to update and clarify certain provisions of our bylaws; and

(11)	to transact such other business as may properly come before the special meeting, including any adjournments or postponements thereof.

Details of the proposals to amend our articles of incorporation and bylaws to be considered at the special meeting are set forth in the accompanying Proxy Statement, including the appendices, and should be considered carefully.

Our board of directors has fixed the close of business on September 28, 2007 as the record date for determining those shareholders entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

By Order of the Board of Directors

Robert J. Paulsen
Secretary

Tampa, Florida

October 12, 2007

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy card as promptly as possible in order to ensure your representation at the special meeting. Even if you execute a proxy card, you may nevertheless attend the special meeting, revoke your proxy and vote your shares in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee, and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

Shareholders may also listen to the special meeting by teleconference by dialing 1-800-214-0745, passcode 715412. Dialing into the teleconference will not be considered attendance at the meeting and a shareholder may not vote or revoke his or her proxy via the teleconference. Any shareholders who plan to listen to the special meeting by teleconference should either mail their proxy or vote by phone or Internet prior to the deadline as described in the proxy card.

Page
ABOUT THE SPECIAL MEETING	1
What Is The Purpose Of The Special Meeting?	1
Who Is Entitled To Vote?	2
What Constitutes A Quorum?	2
How Do I Vote?	2
Can I revoke my proxy later?	2
What Are The Board’s Recommendations?	2
Can I Ask Questions About The Matters That Will Be Voted On At The Special Meeting?	3
What Vote Is Required To Approve Each Item?	3
How Will My Shares Be Voted If I Return A Blank Proxy Card?	4
Can I Participate By Teleconference?	4
How Will Voting On Any Other Business Be Conducted?	4
Who Will Bear The Cost of This Solicitation?	4
How Can I Find Out The Results Of The Voting At The Special Meeting?	4

HOUSEHOLDING OF PROXY MATERIALS	5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6

PROPOSAL TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO RECLASSIFY THE EXISTING 15,000,000 AUTHORIZED SHARES OF COMMON STOCK AS CLASS A COMMON STOCK AND TO CREATE A NEW CLASS OF NON-VOTING COMMON STOCK WITH 5,000,000 AUTHORIZED SHARES ENTITLED CLASS B COMMON STOCK. (Proposal No. 1)	7

PROPOSAL TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF UP TO 10,000,000 SHARES OF PREFERRED STOCK, WITH DESIGNATIONS, PREFERENCES, RIGHTS AND LIMITATIONS AS OUR BOARD OF DIRECTORS ADOPTS BY RESOLUTION. (Proposal No. 2)	7

CONSIDERATIONS IN SUPPORT OF AND AGAINST PROPOSALS 1 AND 2	7

PROPOSAL TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO PROVIDE THAT DIRECTORS BE ELECTED BY A MAJORITY OF THE VOTES CAST WITH RESPECT TO THE SHARES PRESENT AT A MEETING AT WHICH A QUORUM IS PRESENT. (Proposal No. 3)	8

PROPOSAL TO APPROVE AMENDMENTS TO SECTION 1 OF ARTICLE II OF OUR BYLAWS TO PROVIDE FOR PROCEDURES AND GUIDELINES FOR SHAREHOLDER PROPOSALS TO BE BROUGHT AT ANNUAL SHAREHOLDER MEETINGS. (Proposal No. 4)	8

PROPOSAL TO APPROVE AMENDMENTS TO ARTICLE II OF OUR BYLAWS TO UPDATE PROCEDURES WITH RESPECT TO SHAREHOLDER MEETINGS. (Proposal No. 5)	9

i

PROPOSAL TO APPROVE AMENDMENTS TO ARTICLES III AND IV OF OUR BYLAWS RELATING TO THE MINIMUM NUMBER, QUALIFICATIONS, POLICIES AND COMMITTEES OF OUR BOARD OF DIRECTORS AND THE TITLES, DUTIES AND REMOVAL OF OUR OFFICERS. (Proposal No. 6)	10

PROPOSAL TO APPROVE AMENDMENTS TO ARTICLE VIII OF OUR BYLAWS TO REVISE THE PROCEDURES FOR THE ISSUANCE, SALE AND REDEMPTION OF STOCK. (Proposal No. 7)	11

PROPOSAL TO APPROVE AMENDMENTS TO ARTICLE IX OF OUR BYLAWS TO CLARIFY THE INDEMNIFICATION RIGHTS WE PROVIDE TO OUR OFFICERS AND DIRECTORS (Proposal No. 8)	13

PROPOSAL TO APPROVE AMENDMENTS TO ARTICLE X OF OUR BYLAWS TO ALLOW EITHER THE SHAREHOLDERS OR THE BOARD OF DIRECTORS TO AMEND THE BYLAWS. (Proposal No. 9)	13

PROPOSAL TO APPROVE OTHER MISCELLANEOUS AMENDMENTS TO UPDATE AND CLARIFY CERTAIN PROVISIONS OF OUR BYLAWS. (Proposal No. 10)	14

GENERAL INFORMATION	14

Appendix A-1	–	Proposed Articles of Amendment and Restatement of Articles of Incorporation of The PBSJ Corporation

Appendix A-2	–	Proposed Articles of Amendment and Restatement of Articles of Incorporation of The PBSJ Corporation (marked to show changes from the existing provisions)

Appendix B-1	–	Proposed Amended and Restated Bylaws of The PBSJ Corporation

Appendix B-2	–	Proposed Amended and Restated Bylaws of The PBSJ Corporation (marked to show changes from the existing provisions)

ii

2007 SPECIAL MEETING OF SHAREHOLDERS

OF

THE PBSJ CORPORATION

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the board of directors of The PBSJ Corporation, a Florida corporation, for use at our 2007 Special Meeting of Shareholders to be held at 11 a.m., eastern daylight time, on November 3, 2007, at the Quorum Hotel Tampa, 700 North Westshore Blvd., Tampa, Florida 33609 or at any adjournment or postponement of the special meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Special Meeting of Shareholders. This proxy statement and the enclosed form of proxy are first being mailed to shareholders entitled to vote at the Special Meeting of Shareholders on or about October 12, 2007.

ABOUT THE SPECIAL MEETING

What Is The Purpose Of The Special Meeting?

At the special meeting, shareholders will act upon the matters outlined in the accompanying notice of meeting, including:

(1)	approval of an amendment to our articles of incorporation to reclassify the existing 15,000,000 authorized shares of common stock as Class A Common Stock and to create a new class of non-voting common stock with 5,000,000 authorized shares entitled Class B Common Stock;

(2)	approval of an amendment to our articles of incorporation to authorize the issuance of up to 10,000,000 shares of preferred stock, with such designations, preferences, rights and limitations as our board of directors adopts by resolution;

(3)	approval of an amendment to our articles of incorporation to provide that directors be elected by a majority of the votes cast with respect to the shares present at a meeting at which a quorum is present;

(4)	approval of amendments to Section 1 of Article II of our bylaws to provide for procedures and guidelines for shareholder proposals to be brought at annual shareholder meetings;

(5)	approval of amendments to Article II of our bylaws to update procedures with respect to shareholder meetings;

(6)	approval of amendments to Articles III and IV of our bylaws relating to the minimum number, qualifications, policies and committees of our board of directors and the titles, duties and removal of our officers;

(7)	approval of amendments to Article VIII of our bylaws to revise the procedures for the issuance, sale and redemption of stock;

(8)	approval of amendments to Article IX of our bylaws to clarify the indemnification rights we provide to our officers and directors;

(9)	approval of amendments to Article X of our bylaws to allow either the shareholders or the board of directors to amend the bylaws;

(10)	approval of other miscellaneous amendments to update and clarify certain provisions of our bylaws; and

(11)	to transact such other business as may properly come before the special meeting, including any adjournments or postponements thereof.

Who Is Entitled To Vote?

Only shareholders of record at the close of business on the record date, September 28, 2007, are entitled to receive notice of the special meeting and to vote the shares of our common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

What Constitutes A Quorum?

Holders of a majority of the outstanding shares of common stock entitled to vote must be present, in person or by proxy, at the special meeting to achieve the required quorum for the transaction of business. Shareholders who dial into the teleconference will not be considered present at the meeting for purposes of determining a quorum. As of the record date, 6,865,419 shares of common stock, representing the same number of votes, were outstanding. Therefore, the presence of the holders of common stock representing at least 3,432,710 votes will be required to establish a quorum.

All votes will be tabulated by Wells Fargo Shareowner Services, the inspector of elections appointed for the special meeting, who will separately count affirmative and negative votes, and abstentions. Proxies received but marked as abstentions (or refusals to vote) will be included in the calculation of the number of votes considered to be present at the special meeting. If a quorum is not achieved, holders of the votes present, in person or by proxy, may adjourn the special meeting to another date.

How Do I Vote?

If you complete and properly sign the accompanying proxy card and return it to Wells Fargo Shareowner Services, it will be voted as you direct. If you are a registered shareholder and you attend the special meeting, you may deliver your completed proxy card in person.

Shareholders should review their proxy card for instructions for voting by telephone or Internet. Please follow the directions on your proxy card carefully. Shareholders submitting proxies or voting instructions via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that would be borne by the shareholders. The deadline for voting by telephone or Internet is 11:59 p.m. on November 2, 2007.

Can I revoke my proxy later?

Yes. You have the right to revoke your proxy at any time before the special meeting by:

(1)	filing a written notice of revocation with our corporate secretary at our principal executive office (5300 West Cypress Street, Suite 200, Tampa, FL 33607);

(2)	filing a properly executed proxy showing a later date with our corporate secretary at our principal executive office (see address immediately above); or

(3)	attending the special meeting and voting in person (attendance at the special meeting will not, by itself, revoke the proxy and shareholders who dial-into the teleconference may not vote via the teleconference).

Wells Fargo representatives will be present at the meeting. In order to vote at the meeting, you will need to revoke your earlier proxy, provide identification to the Wells Fargo representative and receive a new ballot.

What Are The Board’s Recommendations?

The enclosed proxy is solicited on behalf of our board of directors. Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card, John B. Zumwalt, III and Todd J. Kenner, will vote in accordance with the recommendations of our board of directors. The recommendation of the board of directors is set forth with the description of each item in this proxy statement. In summary, the board of directors recommends a vote:

(1)	FOR the approval of an amendment to our articles of incorporation to reclassify the existing 15,000,000 authorized shares of common stock as Class A Common Stock and to create a new class of non-voting common stock with 5,000,000 authorized shares entitled Class B Common Stock (see page 7).

(2)	FOR the approval of an amendment to our articles of incorporation to authorize the issuance of up to 10,000,000 shares of preferred stock, with such designations, preferences, rights and limitations as our board of directors adopts by resolution (see page 7).

(3)	FOR the approval of an amendment to our articles of incorporation to provide that directors be elected by a majority of the votes cast with respect to the shares present at a meeting at which a quorum is present (see page 8).

(4)	FOR the approval of amendments to Section 1 of Article II of our bylaws to provide for procedures and guidelines for shareholder proposals to be brought at annual shareholder meetings (see pages 8 to 9).

(5)	FOR the approval of amendments to Article II of our bylaws to update procedures with respect to shareholder meetings (see pages 9 to 10).

(6)	FOR the approval of amendments to Articles III and IV of our bylaws relating to the minimum number, qualifications, policies and committees of our board of directors and the titles, duties and removal of our officers (see pages 10 to 11).

(7)	FOR the approval of amendments to Article VIII of our bylaws to revise the procedures for the issuance, sale and redemption of stock (see pages 11 to 12).

(8)	FOR the approval of amendments to Article IX of our bylaws to clarify the indemnification rights we provide to our officers and directors (see page 13).

(9)	FOR the approval of amendments to Article X of our bylaws to allow either the shareholders or the board of directors to amend the bylaws (see page 13).

(10)	FOR the approval of other miscellaneous amendments to update and clarify certain provisions of our bylaws (see page 14).

Can I Ask Questions About The Matters That Will Be Voted On At The Special Meeting?

Any shareholder entitled to vote at the special meeting may send questions about the items that will be voted on at the special meeting to us by e-mail or by mail between October 12, 2007 and October 22, 2007. All questions that are sent by mail should be sent to the corporate secretary at our principal executive office (5300 West Cypress Street, Suite 200, Tampa, Florida 33607) and must be post-marked by October 22, 2007. E-mail questions should be submitted to specialshareholdermeeting@pbsj.com by October 22, 2007. We will compile a list of frequently asked questions and our responses to those questions, which we will send to all shareholders. This response will also be filed as a supplement to the proxy.

What Vote Is Required To Approve Each Item?

Amendments to the Articles of Incorporation. An affirmative vote of the majority of the votes cast at the meeting is required for the approval of each proposal to amend our articles of incorporation. Since abstentions are treated for these purposes as votes cast on the proposal, abstentions will effectively count as votes against the adoption of the relevant proposal to amend our articles of incorporation.

Amendments to Article VIII of the Bylaws. An affirmative vote of the holders of more than fifty percent (50%) of the outstanding shares of common stock at the meeting is required for the approval of Proposal No. 7 regarding the amendments to Article VIII of the bylaws. No shares held in escrow shall be voted directly or indirectly or counted for purposes of such vote. Abstentions with respect to approval of the amendments to Article VIII of the bylaws will have the same effect as a vote against the amendments to Article VIII of the bylaws.

Amended and Restated Bylaws (excluding Article VIII thereto). An affirmative vote of the majority of the votes cast at the meeting is required for the approval of each proposal to amend our bylaws, other than the amendments to Article VIII. Since abstentions are treated for these purposes as votes cast on the proposal, abstentions will effectively count as votes against the adoption of the relevant proposal to amend our bylaws, other than amendments to Article VIII.

Other Items. For any other item which may properly come before the meeting, an affirmative vote of the votes cast at the meeting, either in person or by proxy, will be required for approval, unless otherwise required by law. Abstentions with respect to any of those matters will not be voted, although they will be counted for purposes of determining whether there is a quorum.

How Will My Shares Be Voted If I Return A Blank Proxy Card?

If you sign and send in your proxy card and do not indicate how you want to vote, your shares will be voted in the manner recommended by the board and, accordingly, we will count your proxy as a vote “FOR” Proposal No. 1 through Proposal No. 10.

Can I Participate By Teleconference?

You may listen to the special meeting by teleconference by dialing 1-800-214-0745, passcode 715412. Dialing into the teleconference will not be considered attendance at the meeting and a shareholder may not vote or revoke his or her proxy via the teleconference. Any shareholders who plan to listen to the special meeting by teleconference should either mail their proxy or vote by phone or Internet prior to the deadline as described in the proxy card.

How Will Voting On Any Other Business Be Conducted?

Although we do not know of any business to be conducted at the special meeting other than the proposals described in this proxy statement, if any other business comes before the special meeting, your signed proxy card gives authority to the proxy holders, John B. Zumwalt, III and Todd J. Kenner, to vote on those matters at their discretion.

Who Will Bear The Cost of This Solicitation?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. Original solicitation of proxies by mail may be supplemented by telephone, e-mail, facsimile or personal solicitation by our directors, officers or other regular employees.

Our principal executive offices are located 5300 West Cypress Street, Suite 200, Tampa, Florida 33607 and our telephone number is (813) 282-7275. A list of shareholders entitled to vote at the special meeting will be available at our offices for a period of ten days prior to the meeting and at the meeting itself for examination by any shareholder.

How Can I Find Out The Results Of The Voting At The Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in our annual report on Form 10-K for the fiscal year 2007.

HOUSEHOLDING OF PROXY MATERIALS

A single proxy statement may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to our corporate secretary at our principal executive office (5300 West Cypress Street, Suite 200, Tampa, Florida 33607) or contact Donald Vrana at (813) 282-7275. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should also contact our corporate secretary or Donald Vrana.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of September 28, 2007 by: (1) each director; (2) each of the executive officers; (3) all of our executive officers and directors as a group; and (4) all those known by us to be beneficial owners of more than five percent of our common stock. The applicable address for each of our directors and executive officers is c/o The PBSJ Corporation, 5300 West Cypress Street, Suite 200, Tampa, FL 33607.

	Common Stock Beneficially Owned(1)
Beneficial Owner	Number	Percentage
The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust	3,517,684	51.24%
Todd J. Kenner(2)	113,208	1.65%
Robert J. Paulsen(3)	139,888	2.04%
William D. Pruitt	10,000	*
Phillip E. Searcy	10,000	*
John S. Shearer(4)	110,723	1.61%
Frank A. Stasiowski	10,000	*
John B. Zumwalt, III(5)	186,214	2.71%
Donald J. Vrana(6)	8,771	*
All executive officers and directors as a group (13 persons)(7)	598,899	8.72%

*	Less than one percent.
(1)	As of September 28, 2007, there were 6,865,419 shares of our common stock outstanding.
(2)	Includes 15,279 shares owned via The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust and 19,080 shares of non-vested restricted stock.
(3)	Includes 28,188 shares owned via The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust and 13,080 shares of non-vested restricted stock.
(4)	John S. Shearer retired in July 2007.
(5)	Includes 95,981 shares owned via The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust and 30,000 shares of non-vested restricted stock.
(6)	Includes 271 shares owned via The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust and 5,000 shares of non-vested restricted stock.
(7)	Includes 25,045 shares owned via The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust and 21,889 shares of non-vested restricted stock.

THE FOLLOWING PROPOSALS 1-3 TO AMEND THE ARTICLES OF INCORPORATION ARE A SUMMARY ONLY, AND ARE QUALIFIED IN THEIR ENTIRETY BY THE PROPOSED ARTICLES OF AMENDMENT AND RESTATEMENT INCLUDED IN APPENDIX A-1 ATTACHED HERETO. APPENDIX A-2 SHOWS THE PROPOSED CHANGES TO THE EXISTING PROVISIONS OF THE ARTICLES OF INCORPORATION.

The proposed amendments to the Articles of Incorporation are permitted under Florida law. If they are approved by an affirmative vote of the majority votes cast at the special meeting, they will become effective on the date on which the Amendment and Restatement of the Articles of Incorporation of The PBSJ Corporation are filed in the office of the Division of Corporations of the Department of State of the State of Florida. We presently intend to make this filing immediately following the 2007 Special Meeting. Minor adjustments may be made to the language proposed if requested by the Department of State.

PROPOSAL TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO

RECLASSIFY THE EXISTING 15,000,000 AUTHORIZED SHARES OF COMMON STOCK AS CLASS A

COMMON STOCK AND TO CREATE A NEW CLASS OF NON-VOTING COMMON STOCK WITH

5,000,000 AUTHORIZED SHARES ENTITLED CLASS B COMMON STOCK.

(Proposal No. 1)

Our current articles of incorporation authorize a maximum of 15,000,000 shares of common stock, par value $.0033 per share. The proposed amendment to Article III of the articles of incorporation would reclassify the existing 15,000,000 shares of our common stock as Class A Common Stock, with the same rights as the current common stock and authorize a new, non-voting class of common stock designated Class B Common Stock, par value $.0033 per share. The Class B Common Stock will have all the same rights as the Class A Common Stock, except that it will not be entitled to vote, except as provided by law.

This proposal requires approval by the majority of the votes cast at the Special Meeting.

The Board of Directors unanimously recommends a vote

“FOR” Proposal 1.

PROPOSAL TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO

AUTHORIZE THE ISSUANCE OF UP TO 10,000,000 SHARES OF PREFERRED STOCK, WITH

DESIGNATIONS, PREFERENCES, RIGHTS AND LIMITATIONS AS OUR BOARD OF DIRECTORS

ADOPTS BY RESOLUTION.

(Proposal No. 2)

Our current articles of incorporation do not provide for preferred stock. The proposed amendment to Article III of the articles of incorporation would establish a class of preferred stock, which would consist of 10,000,000 shares of preferred stock, par value $0.001 per share. The proposed amendment provides that any preferred stock not previously designated as to series may be issued in one or more series pursuant to a resolution of the board, and that such board resolution shall set forth the voting powers of each series of preferred stock and shall fix the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of each such series of preferred stock. In addition, the board is authorized to alter the designation, rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of preferred stock and, within the limits and restrictions stated in any resolution or resolutions of the board originally fixing the number of shares constituting any series of preferred stock, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

This proposal requires approval by the majority of the votes cast at the Special Meeting.

The Board of Directors unanimously recommends a vote

“FOR” Proposal 2.

CONSIDERATIONS IN SUPPORT OF AND AGAINST PROPOSALS 1 AND 2

The board believes that the availability of the newly authorized Class B Common Stock and preferred stock will provide us with the flexibility to issue stock for a variety of corporate purposes, such as to effect future stock splits in the form of stock dividends, to make acquisitions through the use of common stock, to raise equity capital, to adopt additional employee benefit plans or to reserve additional shares for issuance under such plans and under plans of acquired companies. In addition, the Class B Common Stock and the preferred stock may be used in connection with our agreements to redeem the stock of retiring employees and directors.

Under our articles of incorporation, our shareholders do not have preemptive rights with respect to common stock. Thus, should the board elect to issue additional shares of either class of common stock or of preferred stock, existing shareholders would not have any preferential rights to purchase such shares. If the board elects to issue additional shares of either class of common stock or of preferred stock, such issuance could have a dilutive effect on the earnings per share, book value per share, voting power and shareholdings of current shareholders.

PROPOSAL TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO

PROVIDE THAT DIRECTORS BE ELECTED BY A MAJORITY OF THE VOTES CAST WITH

RESPECT TO THE SHARES PRESENT AT A MEETING AT WHICH A QUORUM IS PRESENT.

(Proposal No. 3)

Florida law provides that directors of a company are elected by a plurality of the votes, unless the articles of incorporation provide otherwise. To be elected by a plurality, a director simply must receive more votes than anyone else. Although our articles of incorporation do not currently require that directors be elected by a majority of the votes, in the past we have conducted elections as if that were the standard and our directors have been elected by a majority of the votes cast. Therefore, we have determined that it is appropriate that our articles of incorporation be revised to require that our directors be elected by a majority of the votes cast at a meeting instead of by a plurality. This proposal will cause the term of an incumbent director that does not receive the affirmative vote of a majority of the votes cast to expire on the earlier of (1) 90 days from the date on which the voting results are determined or (2) the date on which an individual is selected by the board to fill the office held by such director, which selection would be deemed to constitute the filling of the vacancy by the board. We believe this proposal is in the best interests of our shareholders.

This proposal requires approval by the majority of the votes cast at the Special Meeting.

The Board of Directors unanimously recommends a vote

“FOR” Proposal 3.

THE FOLLOWING PROPOSALS 4-10 TO AMEND THE BYLAWS ARE SUMMARIES ONLY, AND ARE QUALIFIED IN THEIR ENTIRETY BY THE PROPOSED AMENDED AND RESTATED BYLAWS INCLUDED IN APPENDIX B-1 ATTACHED HERETO. APPENDIX B-2 SHOWS THE PROPOSED CHANGES TO THE EXISTING PROVISIONS OF THE BYLAWS.

PROPOSAL TO APPROVE AMENDMENTS TO SECTION 1 OF ARTICLE II OF OUR BYLAWS TO

PROVIDE FOR PROCEDURES AND GUIDELINES FOR SHAREHOLDER PROPOSALS TO BE

BROUGHT AT ANNUAL SHAREHOLDER MEETINGS.

(Proposal No. 4)

The proposed amendment to Section 1 of Article II will give shareholders the right to request that a proposal be addressed at our annual meeting, provided the shareholder follows the specific procedures. For a proposal requested by a shareholder to be brought before an annual meeting, (i) the shareholder must be a shareholder of record of the company at the time of the giving of the notice, (ii) the shareholder must be entitled to vote at such meeting, (iii) the shareholder must have given our secretary timely written notice, (iv) the notice given to the secretary should set forth each matter that the shareholder proposes to bring before the annual meeting, the reasons for raising such business at the annual meeting, the shareholder’s name, address, the class and series and number of shares of capital stock that are owned beneficially and of record by the shareholder and by the beneficial owner, if any, on whose behalf the proposal is made, a description of all arrangements or understandings among such shareholder and any other persons with respect to the proposal of such business and any material interest of such shareholder in such business and a representation that such shareholder intends to appear in person or by proxy at the annual meeting and (v) if the shareholder, or the beneficial owner on whose behalf any business is brought before the meeting, has provided us with notice that the shareholder intends to deliver a proxy statement and form of proxy to holders of at least the percentage of company shares entitled to vote that is required to approve the proposal (a “Proposal Solicitation Notice”), such shareholder or beneficial owner, at its own expense, must have delivered a proxy statement and form of proxy (which includes the Proposal Solicitation Notice) to the holders of at least the percentage of company shares entitled to vote that is required to approve such business that the shareholder proposes to bring before the annual meeting.

To be timely, a shareholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 60 nor more than 90 calendar days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting of shareholders; provided, however, that if the date of the annual meeting is more than 30 calendar days prior to or after the anniversary of the preceding year’s annual meeting, notice by the shareholder must be delivered to or mailed and received at our principal executive offices not later than the close of business on the later of (x) the 90th calendar day prior to such annual meeting or (y) the 10th calendar day following the day on which public disclosure of the date of such meeting is first made. In no event shall public disclosure that an annual meeting has been adjourned begin a new time period for providing the shareholder’s notice described above.

The proposed changes to Section 1 of Article II of our bylaws also require that a shareholder comply with all applicable requirements of the Securities Exchange Act of 1934, as amended and the rules and regulations thereunder.

The board believes that the proposed changes to Section 1 of Article II would provide the opportunity for more shareholder input at annual meetings by outlining formal procedures for shareholders participation. However, due to the level of detail that a shareholder must provide in order to raise a business matter at an annual meeting, shareholders may be discouraged from raising business concerns at an annual meeting.

This proposal requires approval by the majority of the votes cast at the Special Meeting.

The Board of Directors unanimously recommends a vote

“FOR” Proposal 4.

PROPOSAL TO APPROVE AMENDMENTS TO ARTICLE II OF OUR BYLAWS TO UPDATE

PROCEDURES WITH RESPECT TO SHAREHOLDER MEETINGS.

(Proposal No. 5)

In addition to the shareholder proposal provisions described in proposal 4 above, we are proposing a number of revisions to update Article II of the bylaws relating to meetings of our shareholders. The full text of these proposals is included in Appendix B-1 with the changes marked from the existing provisions of our bylaws in Appendix B-2. In summary, these proposals include:

•

Clarifying that a special meeting may be called by the chairman of the board, the board, an authorized committee of the board or upon a written request by the holders of at least 10% of all stock entitled to vote at such meeting;

•

Providing requirements as to the submission of shareholder proposals with respect to special meetings, specifically requiring that the shareholder provide notice to the secretary that includes (1) a description of the business proposed to be conducted and the reasons for conducting such business at the special meeting, (2) the name of the shareholder proposing to conduct such business and the number of fully vested shares held by such shareholder, and (3) the language of any amendment to the bylaws proposed to be acted upon;

•	Allowing for notice of shareholder meetings to be provided by electronic means, and specifying the required contents of such notice;

•

Specifying procedures for adjourning a meeting at which a quorum is not present, including that a majority of shares present may adjourn the meeting and notice of the adjourned meeting need not be given unless it is adjourned for more than 30 days or a new record date is set;

•

Specifying that actions at a meeting at which a quorum is present shall be taken by a majority of the votes present at the meeting, unless otherwise provided by law or the bylaws, and specifying the permitted manner of voting at a meeting;

•	Clarifying that the withdrawal of a shareholder following the start of a meeting will not effect the existence of a quorum;

•	Clarifying the requirements for granting and revoking proxies to vote our shares;

•	Requiring that all actions by shareholders be taken at a meeting instead of by written consent, as was previously allowed; and

•	Adding provisions regarding the appointment of judges of elections and the conduct of the meetings pursuant to parliamentary procedures.

Most of these provisions clarify and modernize the conduct of our shareholder meetings and the board believes these changes will provide for a more orderly conduct of shareholder meetings. With respect to the amendments that require a meeting of shareholders and prohibit shareholders from acting by written consent, the board believes that the use of a written consent procedure in lieu of a meeting and vote available to all shareholders is inappropriate for a company with such a large number of shareholders. The board believes that our shareholders should have the opportunity to participate in determining any proposed action, and to express their views thereon at a meeting and therefore our board has proposed a formal procedure for shareholders to participate during annual meetings (see Proposal No. 4). Thus, this provision provides management and any nonconsenting holders of our voting stock with the opportunity to review any proposed action to express their views and to take any necessary action deemed appropriate by them.

An adverse effect of this revised provision is that it may result in incumbent directors retaining their positions until the next annual meeting at which their terms expire, even though holders of a majority of the company’s common stock desire a change and could otherwise seek to remove directors through the written consent procedure.

This proposal requires approval by the majority of the votes cast at the Special Meeting.

The Board of Directors unanimously recommends a vote

“FOR” Proposal 5.

PROPOSAL TO APPROVE AMENDMENTS TO ARTICLES III AND IV OF OUR BYLAWS RELATING

TO THE MINIMUM NUMBER, QUALIFICATIONS, POLICIES AND COMMITTEES OF OUR BOARD

OF DIRECTORS AND THE TITLES, DUTIES AND REMOVAL OF OUR OFFICERS.

(Proposal No. 6)

We are proposing a number of revisions to update Article III – Directors and Article IV– Officers in order to conform the provisions with our corporate governance initiatives and the titles and duties we have assigned to our officers. The full text of these proposals is included in Appendix B-1 with the changes from the existing provisions marked in Appendix B-2. In summary, these proposals include:

•	Clarifying that the dissent of a director must be entered into the minutes of a meeting or a written dissent provided to the secretary of the meeting;

•

Setting the minimum number of directors constituting our board of directors at seven, with a combination of executive directors and no fewer than three independent directors, as defined in our corporate governance guidelines;

•	Providing that a director holds office for his or her stated term or until his or her earlier resignation, removal, death or long-term disability;

•	Providing that Vice Chairman is a position that may be elected, but is not required;

•	Specifying that the board may require us to reimburse directors for their reasonable and necessary expenses in connection with attendance at board meetings;

•	Allowing for a vacancy in the board to remain unfilled until the next regular shareholder meeting in the event it occurs fewer than six months prior to that meeting;

•

Clarifying that a quorum of directors shall equal a majority of the directors then in office, that matters shall be decided by the affirmative vote of a majority of the directors present at a meeting at which a quorum exists and the procedure for adjournment in the event a quorum does not exist;

•

Providing for three standing board committees, audit, compensation and nominating, each of which shall consist of at least two directors, who shall all be independent directors, and requiring that each committee of the board establish a charter and rules of conduct (subject to the approval of the full board of directors), keep minutes of its meetings and report to the full board of directors when required;

•	Establishing a procedure for the board to create an emergency management committee to assume the responsibilities of the board in the event of an emergency;

•

Clarifying that the officers of our company include in order of authority a chief executive officer, Executive Vice Presidents, Senior Vice Presidents and Vice Presidents, and specifying the duties of such officers and of the Secretary and the Treasurer/CFO; and

•	Clarifying that officers may be removed by the board with or without cause.

We believe that these amendments more accurately reflect the functions and titles of our officers and directors and will provide for a more orderly conduct of board of directors meetings.

In addition, we believe that the creation of the three standing committees which will consist solely of independent directors furthers our goal of adopting best practices with respect to corporate governance. This goal is also enhanced by the requirement that at least three of the minimum of seven directors be independent. While the establishment of an independent nominating committee is a departure from our prior policy of including employees on the nominating committee, we expect that the new independent nominating committee will solicit input from an advisory committee which will include employees.

This proposal requires approval by the majority of the votes cast at the Special Meeting.

The Board of Directors unanimously recommends a vote

“FOR” Proposal 6.

PROPOSAL TO APPROVE AMENDMENTS TO ARTICLE VIII OF OUR BYLAWS TO REVISE THE

PROCEDURES FOR THE ISSUANCE, SALE AND REDEMPTION OF STOCK.

(Proposal No. 7)

We are proposing amendments to Article VIII – Issuance, Sale and Redemption of Shares in order to update the provisions to codify changes in our practices and allow more flexibility in connection with the issuance, sale and redemption of our common stock. The full text of these proposals is included in Appendix B-1 with the changes from the existing provisions marked in Appendix B-2. In summary, these proposals include:

•	Requiring that the board establish a stock ownership plan and that our shares be issued only pursuant to this plan;

•	Providing that the board establish a stock sales/redemption window at least once per year;

•

Clarifying that the only non-employees that may own shares are directors and retired employees whose continued ownership is part of an extended buy-out agreement with us, removing the ability for the spouse and children of employees to own shares and the proviso that at least 95% of the shares must be held by current or retired employees;

•	Providing that the board may issue restricted stock, preferred stock and stock options in accordance with the stock ownership plan;

•

Clarifying that the redemption provisions apply upon termination of a shareholder’s employment or service as a director, as applicable, and requiring that the employee or director “sell” his or her shares pursuant to the provisions as opposed to the prior requirement to “offer” the shares;

•

Providing that an agreement between us and a retiring or terminating employee with respect to the redemption of the employee’s shares may not conflict with the bylaws and need not be approved by the shareholders;

•	Allowing the board of directors to determine a price for our shares in the event a formal valuation is not available, with such board determination being conclusive and binding, absent manifest error;

•	Stating that restricted shares shall have no redemption value prior to vesting except upon the death or full disability of the holder thereof, in which case the shares will vest on a pro rata basis;

•

(i) Clarifying that the company or the ESOP may make installment payments with respect to redemptions quarterly, semi-annually or annually, (ii) changing the interest that is charged on installments from the prime rate charged by the company’s primary bank to the “applicable benchmark” plus 1% per annum, with “applicable benchmark” defined as (A) London InterBank Offered Rate, (B) InterBank Offered Rate, (C) Alternative Base Rate III of Citibank, N.A. or any other major multi-national bank or (D) such other commonly accepted floating interest rate benchmark adopted by the audit committee, (iii) providing a method for determining the interest on such installment payments, (iv) requiring that the obligations be evidenced by a promissory note and (v) providing that if neither the company nor the ESOP purchases shares, purchases by individual shareholders must be paid in cash at the time of purchase;

•	Clarifying that apportionments of funds in connection with redemptions are to be on a pro rata basis;

•

Clarifying that if the company and the ESOP choose not to exercise their right to redeem or purchase shares, that each shareholder shall have the opportunity to purchase a percentage of the offered shares equal to his or her proportionate share of (A) all issued shares and (B) all shares not purchased by other shareholders; and

•	Deleting the separate requirement that amendments to Articles VIII require the vote of more than 50% of the shares entitled to vote thereon.

We believe that these amendments will facilitate the operation of the trading window, provide more flexibility in the issuance of equity incentives and equity financing by including preferred stock and options along with restricted stock as securities that will be subject to the stock ownership plan, and allow us to continue to enter into long-term redemption agreements with retiring employees and directors without the need for shareholder approval. We have on a number of occasions sought and received shareholder approval for such redemption agreements. However, we believe that the time and resources spent to obtain shareholder approval are not necessary to achieve the objectives set forth in the bylaws because of the requirement that such agreements must comply with the provisions of the bylaws.

The amendments allow the board to exercise broad discretion in adopting and administering a stock ownership plan, negotiating redemption agreements and determining the price for shares in the event a formal appraisal is unavailable. If the amendments are approved, these decisions would not require additional approval by the shareholders. In addition, a higher vote of more than 50% or more than 50% of the outstanding shares will not be required for any further amendments to Article VIII of the bylaws. If this proposal and proposal No. 9 are both adopted, Article VIII of the bylaws may be further amended by either a majority of the total voting power of our voting stock at a shareholder meeting or by the board. In this event, the board of directors may make amendments to the provisions relating to the issuance, sale and redemption of shares without shareholder approval.

This proposal requires approval by more than 50% of the outstanding shares of common stock at the Special Meeting.

The Board of Directors unanimously recommends a vote

“FOR” Proposal 7.

PROPOSAL TO APPROVE AMENDMENTS TO ARTICLE IX OF OUR BYLAWS TO CLARIFY THE

INDEMNIFICATION RIGHTS WE PROVIDE TO OUR OFFICERS AND DIRECTORS

(Proposal No. 8)

We propose to amend Section 1 of Article IX to limit indemnification rights to (i) officers and directors of the company and (ii) those who are serving at the request of the company as its representative in the position of director, officer, agent, or employee of another corporation, partnership, joint venture, trust or other enterprise. We believe that the previous wording of this section, which also included general language that covered agents and employees of the company to whom the company had agreed to grant indemnification rights is not necessary since we would be bound by the terms of any such agreement.

We also propose to add a new provision to Article IX to provide that for the purposes of indemnification provisions of the bylaws, references to “the Corporation” includes all of our subsidiaries and constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who is or was a director, officer, employee or agent of one of our subsidiaries or a constituent corporation or is or was serving at the request of one of our subsidiaries or a constituent corporation as a director, officer, employee or agent of another corporation shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

We believe that these provisions clarify our indemnification obligations to the persons included in the definition of constituent corporation and may assist in attracting employees and negotiating acquisitions.

This proposal requires approval by the majority of the votes cast at the Special Meeting.

The Board of Directors unanimously recommends a vote

“FOR” Proposal 8.

PROPOSAL TO APPROVE AMENDMENTS TO ARTICLE X OF OUR BYLAWS TO ALLOW EITHER

THE SHAREHOLDERS OR THE BOARD OF DIRECTORS TO AMEND THE BYLAWS.

(Proposal No. 9)

Currently our bylaws provide that the bylaws may be altered, amended, supplemented or repealed, and new bylaws adopted by the shareholders. We propose to replace this with a provision that states that subject to the provisions of our articles of incorporation, bylaws and applicable law, the bylaws or any of them may be amended or repealed and new bylaws may be adopted by (i) the vote of the holders of not less than a majority of the total voting power of all outstanding shares of voting stock of the company in an annual meeting of shareholders, without previous notice, or at any special meeting of shareholders, provided that notice of such proposed amendment, repeal or adoption is given in the notice of special meeting or (ii) resolution of the board of directors.

We believe that this approach will allow the board of directors to update and amend the bylaws expeditiously in order to respond to changes in the practices and circumstances of our company. This approach would allow the board to make amendments to these bylaws with which shareholders may disagree without shareholder consent. Some of those changes may significantly affect your rights and obligations as a shareholder and the procedures and requirements for operating an overseeing the operations of our company.

This proposal requires approval by the majority of the votes cast at the Special Meeting.

The Board of Directors unanimously recommends a vote

“FOR” Proposal 9.

PROPOSAL TO APPROVE OTHER MISCELLANEOUS AMENDMENTS TO UPDATE AND CLARIFY

CERTAIN PROVISIONS OF OUR BYLAWS.

(Proposal No. 10)

In addition, we are proposing other miscellaneous amendments to update and clarify certain provisions of our bylaws. The full text of these proposals is included in Appendix B-1 with the changes from the existing provisions marked in Appendix B-2 . In summary, these proposals include:

•	Updating the defined terms used in our bylaws to reflect proposed changes to the bylaws;

•	Revising Article I of our bylaws to include the address of our principal office, granting the board the authority to change our principal office and providing that we can establish other offices;

•

Modifying Article V to provide that shares of our stock may be certificated or uncertificated, that we keep a record of all shareholders and that stock certificates may be signed by the chairman, any vice president and any secretary or assistant secretary;

•	Amending Article VI to delete the requirement that certain financial information be provided to shareholders and to provide guidelines regarding the examination of our books, minutes and records;

•

Expanding the description of our corporate seal in Article X of our bylaws and clarifying that documents signed by an authorized officer do not need to contain our corporate seal to be valid and binding; and

•	Adding new provisions to Article X, which provide for the waiver of notice and that our fiscal year begin the first day of October of each year.

We believe that these changes update and clarify certain provisions in our bylaws to allow them to accurately reflect our current policies and practices.

This proposal requires approval by the majority of the votes cast at the Special Meeting.

The Board of Directors unanimously recommends a vote

“FOR” Proposal 10.

GENERAL INFORMATION

Other Matters. Our board of directors does not intend to present any matter for action at the special meeting other than the matters described in this proxy statement. If any other matters properly come before the special meeting, it is intended that the holders of the proxies hereby solicited will act in respect to such matters in accordance with their best judgment.

Information Concerning Shareholder Proposals. For a shareholder proposal to be considered for inclusion in our proxy statement for the annual meeting to be held in 2008, the written proposal must be received by our Secretary at our principal executive offices no later than November 30, 2007. Shareholder proposals must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and any other applicable rules established by the Securities and Exchange Commission and our bylaws. Proposals should be addressed to The PBSJ Corporation, 5300 West Cypress Street, Suite 200, Tampa, Florida 33607, Attention: Secretary.

By Order of the Board of Directors,

Robert J. Paulsen
Secretary

Tampa, Florida

October 12, 2007

Appendix A-1

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

THE PBSJ CORPORATION

Pursuant to Sections 607.1003 and 607.1007 of the Florida Business Corporation Act, THE PBSJ CORPORATION (the “Corporation”) hereby adopts the following Amended and Restated Articles of Incorporation:

ARTICLE I.

NAME AND ADDRESS

The name of the proposed corporation is The PBSJ Corporation. The Corporation’s principal office and mailing address is 5300 W. Cypress St., Ste 200, Tampa, Florida 33607.

ARTICLE II.

NATURE OF BUSINESS

The corporation may engage in any activity or business permitted under the laws of the United States and of the State of Florida.

ARTICLE III.

CAPITAL STOCK

3.1	Authorized Stock

The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is thirty million (30,000,000) shares, consisting of:

(a) Twenty million (20,000,000) shares of Common Stock, par value $.0033 per share (the “Common Stock”), which shall be divided into fifteen million (15,000,000) shares of Class A Common Stock (“Class A Common Stock”) and five million (5,000,000) shares of Class B Common Stock; all outstanding shares of Common Stock as of the date hereof shall be Class A Common Stock; and

(b) Ten million (10,000,000) shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

3.2	Voting of Common Stock

(a) Each holder of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote, including the election of directors. Directors shall be elected by a vote of the majority votes cast with respect to shares present at a meeting at which a quorum is present. In the event an incumbent director does not receive the requisite number of votes, his or her term shall expire on the earlier of (1) 90 days from the date on which the voting results are determined or (2) the date on which an individual is selected by the board to fill the office held by such director, which selection would be deemed to constitute the filling of the vacancy by the board.

(b) The Class B Voting Stock shall be non-voting.

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3.3	Preferred Stock

Any Preferred Stock not previously designated as to series may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issuance duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors), and such resolution or resolutions shall also set forth the voting powers, full or limited or none, of each such series of Preferred Stock and shall fix the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of each such series of Preferred Stock. The Board of Directors is authorized to alter the designation, rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of Preferred Stock, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. Each share of Preferred Stock issued by the Corporation, if reacquired by the Corporation (whether by redemption, repurchase, conversion to Common Stock or other means), shall upon such reacquisition resume the status of authorized and unissued shares of Preferred Stock, undesignated as to series and available for designation and issuance by the Corporation in accordance with the immediately preceding paragraph.

3.4	Issuance and Dividends

The Directors may authorize the issuance of the whole or of any part of the shares of common stock as partly paid, subject to calls thereon until the whole consideration therefor shall have been paid. Dividends may be declared and paid upon the basis of the amount actually paid on such partly paid shares. Certificates issued to represent such partly paid shares of common stock shall show the amount unpaid thereon; the holder thereof shall not be subject to any liability to the corporation except for the payment of the amount (when due) as shown by such Certificates to be unpaid. Such Certificates shall, by notation thereon, incorporate by reference the terms and conditions of the subscription contract; such contract may provide for conditions, limitations and restrictions respecting the ownership, sale and transfer of such Certificates; terms and conditions respecting the right of redemption of such Certificates of the corporation; and, such other conditions, limitations and restrictions as the Directors may require with respect to such Certificates. Shares of common stock which are now or which may hereafter become treasury stock shall be subject to the provisions hereof.

3.5	No Preemptive Rights

The shareholders shall have no preemptive right to acquire unissued common shares or treasury shares of the corporation.

ARTICLE IV.

INITIAL CAPITAL

The amount of capital with which this corporation began business was not less than Five Hundred ($500.00) Dollars.

ARTICLE V.

TERM OF EXISTENCE

This corporation is to exist perpetually.

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ARTICLE VI.

ADDRESS AND REGISTERED AGENT

The street address of the Corporation and its registered office and the name of the registered agent at such office are:

Becky S. Schaffer

5300 W. Cypress St., Ste 200

Tampa, Florida 33607

ARTICLE VII.

NUMBER OF DIRECTORS

The Board of Directors shall consist of such number of members as may be fixed from time to time by the Board of Directors in accordance with the By-Laws of the Corporation.

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IN WITNESS WHEREOF, the Secretary of the Corporation has executed these Amended and Restated Articles of Incorporation as of                     , 2007.

THE PBSJ CORPORATION

By:
Name:	Robert J. Paulsen
Title:	Secretary

CERTIFICATE OF REGISTERED AGENT OF

THE PBSJ CORPORATION

Having been named to accept service of process for The PBSJ Corporation at the place designated in the foregoing Amended and Restated Articles of Incorporation of The PBSJ Corporation, Becky S. Schaffer agrees to act in this capacity and is familiar with and accepts the obligations provided in Section 607.0505 of the Florida Business Corporation Act.

Becky S. Schaffer

Date: , 2007

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Appendix A-2

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

THE PBSJ CORPORATION

~~The undersigned subscriber, a natural person competent to contract, for the purpose of forming a corporation under the laws of the State of~~Pursuant to Sections 607.1003 and 607.1007 of the Florida Business

Corporation Act, THE PBSJ CORPORATION (the “Corporation”) hereby adopts the following Amended and Restated Articles of Incorporation ~~for such corporation:~~

ARTICLE I.

NAME AND ADDRESS

The name of the proposed corporation is The PBSJ Corporation. The Corporation’s principal office and mailing address is 5300 W. Cypress St., Ste 200, Tampa, Florida 33607.

ARTICLE II.

NATURE OF BUSINESS

The corporation may engage in any activity or business permitted under the laws of the United States and of the State of~~”~~ Florida.

ARTICLE III.

CAPITAL STOCK

3.1	Authorized Stock

The ~~maximum~~aggregate number of ~~authorized shares of capital stock that this corporation is authorized to have outstanding at any one time is 15,000,000 shares of common stock~~shares of all classes of stock which the Corporation shall have authority to issue is thirty million (30,000,000) shares, consisting of:

(a) Twenty million (20,000,000) shares of Common Stock, par value $.0033 per share (the “Common Stock”), which shall be divided into fifteen million (15,000,000) shares of Class A Common Stock (“Class A Common Stock”) and five million (5,000,000) shares of Class B Common Stock; all outstanding shares of Common Stock as of the date hereof shall be Class A Common Stock; and

(b) Ten million (10,000,000) shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

3.2	Voting of Common Stock

(a) Each holder of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote, including the election of directors.

A-2 - 1

Directors shall be elected by a vote of the majority votes cast with respect to shares present at a meeting at which a quorum is present. In the event an incumbent director does not receive the requisite number of votes, his or her term shall expire on the earlier of (1) 90 days from the date on which the voting results are determined or (2) the date on which an individual is selected by the board to fill the office held by such director, which selection would be deemed to constitute the filling of the vacancy by the board.

(b) The Class B Voting Stock shall be non-voting.

3.3	Preferred Stock

Any Preferred Stock not previously designated as to series may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issuance duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors), and such resolution or resolutions shall also set forth the voting powers, full or limited or none, of each such series of Preferred Stock and shall fix the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of each such series of Preferred Stock. The Board of Directors is authorized to alter the designation, rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of Preferred Stock, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. Each share of Preferred Stock issued by the Corporation, if reacquired by the Corporation (whether by redemption, repurchase, conversion to Common Stock or other means), shall upon such reacquisition resume the status of authorized and unissued shares of Preferred Stock, undesignated as to series and available for designation and issuance by the Corporation in accordance with the immediately preceding paragraph.

3.4	Issuance and Dividends

The Directors may authorize the issuance of the whole or of any part of the shares of common stock as partly paid~~.~~, subject to calls thereon until the whole consideration therefor shall have been paid. Dividends may be declared and paid upon the basis of the amount actually paid on such partly paid shares. ~~No preemptive rights shall accrue with respect to partly paid shares of common stock.~~ Certificates issued to represent such partly paid shares of common stock shall show the amount unpaid thereon; the holder thereof shall not be subject to any liability to the corporation except for the payment of the amount (when due) as shown by such Certificates to be unpaid. Such Certificates shall, by notation thereon, incorporate by reference the terms and conditions of the subscription contract; such contract may provide for conditions, limitations and restrictions respecting the ownership, sale and transfer of such Certificates; terms and conditions respecting the right of redemption of such Certificates of the corporation; and, such other conditions, limitations and restrictions as the Directors may require with respect to such Certificates. Shares of common stock which are now or which may hereafter become treasury stock shall be subject to the provisions hereof.

3.5	No Preemptive Rights

The shareholders shall have no preemptive right to acquire unissued common shares or treasury shares of the corporation.

ARTICLE IV.

INITIAL CAPITAL

The amount of capital with which this corporation ~~will begin~~ began business~~shall~~ was not be less than Five Hundred ($500.00) Dollars.

A-2 - 2

ARTICLE V.

TERM OF EXISTENCE

This corporation is to exist perpetually.

ARTICLE VI.

ADDRESS AND REGISTERED AGENT

The ~~initial~~street address of the ~~principal office of this corpo- ration in~~Corporation and its registered office and the name of the registered agent at such office are:

~~the State of Florida, is 7500 N. W. 52 Street, Miami, Florida.~~

Becky S. Schaffer

5300 W. Cypress St., Ste 200

Tampa, Florida 33607

ARTICLE VII.

NUMBER OF DIRECTORS

~~This corporation shall have five (5)~~The Board of Directors~~. The names and streetaddresses of the~~ shall consist of such number of members ~~of the first board of directors are as follows:~~as may be fixed from time to time by the Board of Directors in accordance with the By-Laws of the Corporation.

~~Howard M. Post            871 Lake Drive, Miami Springs, Florida~~

~~John D. Buckley            1542 Palermo, Coral Gables. Florida~~

~~Robert P. Schuh            9940 S.W. 59 Avenue, Miami, Florida~~

~~Alex M. Jernigan            14321 Lake Crescent Place, Miami Lakes, Florida~~

~~William W. Randolph            791 Heron Street, Miami Springs, Florida~~

~~ARTICLE VIII. SUBSCRIBER~~

~~The name and street address of the subscriber to these Articles of incorporation is:~~

~~John R. Lindsey            220 Miracle Mile, Suite 207, Coral Gables, Florida~~

~~And, said subscriber does hereby agree to subscribe for 5,000 shares of the above described cu, an stock of this corporation for a consideration of Five Hundred ($500.00) Dollars.~~

~~ARTICLE IX. BEGINNING OF CORPORATE EXISTENCE~~

~~The date when corporate existence of this corporation shall begin shall be on October 1, 1973.~~

~~IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this      day of September, 1973.~~

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IN WITNESS WHEREOF, the Secretary of the Corporation has executed these Amended and Restated Articles of Incorporation as of             , 2007.

THE PBSJ CORPORATION
By:
Name:	Robert J. Paulsen
Title:	Secretary

~~John R. Lindsey~~

~~STATE OF FLORIDA )~~

~~ss:~~

~~COUNTY OF DADE )~~

CERTIFICATE OF REGISTERED AGENT OF THE PBSJ CORPORATION

~~BEFORE ME, the undersigned authority, personally appeared JOHN R. LINDSEY, to me well known to be the person described in and who executed and subscribed to~~Having been named to accept service of process for The PBSJ Corporation at the place designated in the foregoing Amended and Restated Articles of Incorporation~~, and he acknowledged before me that he executed and subscribed to same for the purposes therein expressed~~ of The PBSJ Corporation, Becky S. Schaffer agrees to act in this capacity and is familiar with and accepts the obligations provided in Section 607.0505 of the Florida Business Corporation Act~~.~~

~~WITNESS my signature and official seal at Coral Gables, Dade County, Florida, this      day of September, 1973.~~

Becky S. Schaffer
Date: , 2007

~~Notary Public~~
~~State of Florida at Large~~

~~My Commission Expires:~~

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Appendix B-1

AMENDED AND RESTATED BYLAWS

OF

THE PBSJ CORPORATION

ARTICLE I

DEFINITIONS

Section 1. As used in these Bylaws, unless the context otherwise required, the term:

“Subsidiary” means a company of which 50% or more of its stock is owned by The PBSJ Corporation.

“Affiliate” means a person or group of people that controls, is controlled by, or is under common control with, the Corporation.

“FBCA” means the Florida Business Corporation Act, as amended from time to time.

“Stock Ownership Plan” shall mean that Plan approved by the Board of Directors, as amended from time to time, which sets out the parameters for stock ownership.

Section 2. Principal Office. The principal office for the transaction of business of the corporation shall be at 5300 W. Cypress Street, Suite 200, Tampa, Florida. The Board is hereby granted full power and authority to change said principal office from one location to another.

Section 3. Other Offices. The Corporation may also have an office or offices at such other place or places, either within or without the State of Florida, as the Board may from time to time determine or as the business of the Corporation may require.

ARTICLE II

MEETING OF SHAREHOLDERS

Section 1. Annual Meeting. The annual meeting of the Shareholders of this Corporation shall be held annually, within 120 days after the end of the Corporation’s fiscal year, or on such date and at such time and place as may be designated by resolution of the Board. Business transacted at the annual meeting shall include the election of directors of the Corporation and such other business as may properly come before the shareholders.

For business to be properly requested by a shareholder to be brought before an annual meeting, (i) the shareholder must be a shareholder of record of the Company at the time of the giving of the notice for such annual meeting provided for in these Bylaws, (ii) the shareholder must be entitled to vote at such meeting, (iii) the shareholder must have given timely notice thereof in writing to the Secretary and (iv) if the shareholder, or the beneficial owner on whose behalf any business is brought before the meeting, has provided the Company with a Proposal Solicitation Notice, as that term is defined in this Section 1, such shareholder or beneficial owner, at its own expense, must have delivered a proxy statement and form of proxy (which includes the Proposal Solicitation Notice) to the holders of at least the percentage of Company shares entitled to vote that is required to approve such business that the shareholder proposes to bring before the annual meeting .

To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 nor more than 90 calendar days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting of shareholders; provided, however, that if the date of the annual meeting is more than 30 calendar days prior to or after the anniversary of the preceding year’s annual meeting, notice by the shareholder must be delivered to or mailed and   received at the principal executive offices of the Company not later than the close of business on the

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later of (x) the 90th calendar day prior to such annual meeting or (y) the 10th calendar day following the day on which public disclosure of the date of such meeting is first made. In no event shall the public disclosure of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting (A) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (B) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (C) the class and series and number of shares of capital stock of the Company that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings among such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business, (E) whether either such shareholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of Company shares entitled to vote that is required to approve the proposal (an affirmative statement of such intent, a “Proposal Solicitation Notice”), and (F) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the annual meeting.

Notwithstanding the foregoing provisions of this Section 1, a shareholder must also comply with all applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (the “Exchange Act”) with respect to the matters set forth in this Section 1. For purposes of this Section 1, “public disclosure” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document filed by the Company with the Securities and Exchange Commission pursuant to the Exchange Act or furnished by the Company to shareholders. Nothing in this Section 1 will be deemed to affect any rights of shareholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule l4a-8 under the Exchange Act.

Section 2. Special Meetings. Special meetings of the Shareholders for any purpose or purposes may be called by the Board, by a committee of the Board that has been duly designated by the Board and whose powers and authority, as provided in a resolution of the Board or in these Bylaws, include the power to call such meetings, or by the Chairman of the Board, or when requested in writing by the holders of not less than 10% of all the shares entitled to vote at such meetings. A meeting requested by Shareholders shall be called for at a date not less than ten nor more than sixty days after the request is made unless the Shareholders requesting the meeting designate a later date. The call for the meeting shall be issued by the Secretary, unless the Chairman, Board of Directors, authorized Board Committee or Shareholders requesting the calling of the meeting shall designate another person to do so.

At a special meeting of the shareholders, only such business may be conducted or considered as is properly brought before the meeting. A Shareholder’s notice to the Secretary or such other properly designated person shall set forth as to each matter the Shareholder proposes to bring before the special meeting including (a) a brief description of the business desired to be brought before the special meeting and the reasons for conducting such business at the special meeting, (b) the name of the Shareholder proposing such business and the number of fully vested common shares owned by the Shareholder, and (c) in the event that any proposed action consists of or includes a proposal to amend these Bylaws, the language of the proposed amendment. If the Chairman of the special meeting determines that any business was not properly brought before the meeting in accordance with the provisions of this Section, he or she shall so declare to the meeting and such business shall not be transacted.

Section 3. Place. Meetings of Shareholders shall be held at the Principal Office of the Corporation or at any other place designated by the Board.

Section 4. Fixing Record Date. For the purpose of determining Shareholders entitled to notice of, or to vote at, any meeting of Shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or for the purpose of determining Shareholders entitled to receive payment of any dividend or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a date as the record date for any such determination of Shareholders. Such date shall not be more than 60 nor less than 10 days before the date of such meeting.

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Section 5. Notice. Except as otherwise required by law, notice of each meeting of the shareholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the meeting, either personally or by first class mail, or electronic mail.

Notice given as provided above shall be deemed given to the shareholder as follows: (i) if by personal delivery, when delivered to the shareholder; (ii) if by mail, when deposited in the United States mail; (iii) if by facsimile, when directed to a number at which the shareholder has consented to receive notice; (iv) if by electronic mail, when directed to an electronic mail address at which the shareholder has consented to receive notice; (v) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (a) such posting and (b) the giving of such separate notice; and (vi) if by any other form of electronic transmission, when directed to the shareholder. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Except as otherwise expressly required by law, no publication of any notice of a meeting of the shareholders shall be required. Every notice of a meeting of the shareholders shall state the place, date and hour of the meeting, and, in the case of a special meeting, shall also state the purpose or purposes for which the meeting is called. If mailed, such notice shall be directed to each such shareholder at his address, as it appears on the records of the shareholders of the Corporation, unless he shall have previously filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which event, it shall be mailed to the address designated in such request.

Notice of any meeting need not be given to any shareholder who submits a signed waiver of notice either before or after a meeting. The attendance of any shareholder at a meeting, in person or by proxy, shall constitute a waiver of notice by such shareholder.

Section 6. Notice of Adjourned Meeting. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting, provided that the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and any business which might have been transacted on the original date of the meeting may be transacted at the adjourned meeting. If, however, after the adjournment the Board fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given as provided in this Article to each Shareholder of record on the new record date entitled to vote at such meeting.

Section 7. Shareholder Quorum and Voting. The presence of the holders of a majority of the shares of issued and outstanding common stock and entitled to vote, represented in person or by proxy, at the beginning of the meeting shall constitute a quorum for holding all meetings of shareholders. If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the Shareholders unless otherwise provided by law.

If it shall appear that such quorum is not present or represented by proxy at any meeting of shareholders, the chairman of the meeting shall have the power to adjourn the meeting from time to time until a quorum shall be present or represented. Notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. The chairman of the meeting may determine that a quorum is present based upon any reasonable evidence of the presence in person or by proxy of shareholders holding a majority of the outstanding votes, including without limitation, evidence from any record of shareholders who have signed a register indicating their presence at the meeting.

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At all meetings of shareholders, when a quorum is present, a majority of the votes of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote shall be sufficient to decide any question brought before such meeting, unless the question is one upon which by express provision of applicable law or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Such vote may be by voice vote or by written ballot; provided however, that no vote at any meeting of shareholders need be by written ballot unless the Board, in its discretion, or the officer of the Corporation presiding at the meeting, in his or her discretion, specifically directs the use of a written ballot. The withdrawal of any shareholder after the commencement of a meeting shall have no effect on the existence of a quorum, after a quorum has been established at such meeting.

Section 8. Voting of Shares. Each outstanding share of voting common stock shall be entitled to one vote on each matter submitted to a vote at a meeting of Shareholders.

Section 9. Proxies. Each shareholder entitled to vote at a meeting of shareholders may authorize in writing another person or persons to act for such holder by proxy, but no proxy shall be voted or acted upon after eleven (11) months from its date, unless the proxy provides for a longer period of time for which it is to continue in force. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary an instrument in writing revoking the proxy or another duly executed proxy bearing a later date.

Section 10. Action by Shareholders Without a Meeting. No action shall be taken by the shareholders except at an annual or special meeting of shareholders. The power of the shareholders to consent in writing without a meeting to the taking of any action is specifically denied.

Section 11. Judges of Elections. The Board may retain an independent administrator to collect and report the number of shares represented at the meeting and entitled to vote, shall conduct the voting and accept the votes and when the voting is completed shall ascertain and report the number of shares voted respectively for and against each position upon which a vote is taken by ballot.

Section 12. Conduct of Meetings of Shareholders. Subject to the following, meetings of shareholders generally shall follow accepted rules of parliamentary procedure:

(a) The chairman of the meeting shall have absolute authority over matters of procedure and there shall be no appeal from the ruling of the chairman. If the chairman, in his absolute discretion, deems it advisable to dispense with the rules of parliamentary procedure as to any one meeting of shareholders or part thereof, the chairman shall so state and shall clearly state the rules under which the meeting or appropriate part thereof shall be conducted.

(b) If disorder should arise that prevents continuation of the legitimate business of the meeting, the chairman may quit the chair and announce the adjournment of the meeting; and, upon his so doing, the meeting shall be immediately adjourned.

(c) The chairman may ask or require that anyone not a bona fide shareholder or proxy leave the meeting.

(d) A resolution or motion shall be considered for vote only if proposed according to Section 1 or Section 2 of this Article II.

ARTICLE III

DIRECTORS

Section 1. General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of the Board.

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Section 2. Presumption of Assent. A director of the Corporation who is present at a meeting of the Board at which action on any corporate matter is taken is presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof. Such right to dissent shall not apply to a director who voted in favor of such action.

Section 3. Number. The Corporation shall have at least seven (7) directors. The Board of Directors shall have the power by resolution to fix the number of directors and from time to time to increase or decrease the number of directors but not fewer than seven (7). The directors shall be a combination of executive directors and not fewer than three (3) independent directors (as defined in the Company’s Corporate Governance Guidelines).

Section 4. Election and Terms. At each annual meeting, the Shareholders shall elect directors to hold office until the next succeeding annual meeting. Each director shall hold office for a term to which he is elected or until his earlier resignation, removal from office, long-term disability, or death.

Section 5. Chairman and Vice Chairman. The Board shall choose, from among its members, a Chairman, who shall preside at all Shareholder meetings and all Board meetings. The Chairman shall serve as the agent for the directors in all matters falling within the scope of the resolutions adopted by the directors, and he shall have such other duties as are provided by the Bylaws or by resolution of the Board unless otherwise specified by resolution of the Board. He shall serve as Chairman until a successor is chosen or until his earlier death, resignation or removal.

The Board may choose, from among its members, a Vice Chairman who shall have the same powers and duties as the Chairman in the Chairman’s absence.

Section 6. Compensation. The Board shall have the authority to fix the compensation of directors. The Board may also provide that the Corporation shall reimburse each such director for reasonable and necessary expenses incurred by him on account of his attendance at any meetings of the Board or Committees of the Board. Nothing contained in this Section shall preclude any director from serving the Corporation or any subsidiary or Affiliate thereof in any other capacity and receiving proper compensation therefor.

Section 7. Vacancies. Any vacancies occurring in the Board, including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board. A director elected to fill a vacancy shall hold office only until the next election of directors by the Shareholders. In the event that such vacancy occurs fewer than six (6) months prior to the next regular shareholders meeting, the Board has the option of leaving said vacancy until the next regular shareholders meeting.

Section 8. Resignation; Removal of Directors. Any director may resign at any time by written notice to the Corporation. Such resignation shall take effect at the time specified therein, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

At a meeting of Shareholders called expressly for that purpose, any director or the entire Board may be removed, with or without cause, by a vote of the holders of a majority of the shares, present in person or by proxy, then entitled to vote at an election of directors.

Section 9. Quorum and Voting. Except as otherwise provided in these Bylaws or by applicable law, the presence of a majority of the directors then in office shall constitute a quorum for the transaction of business at any meeting of the Board. Except as otherwise provided by these Bylaws or by applicable law, all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a Board and the individual directors shall have no power as such. The act of a majority of Directors present at a meeting where a quorum is present shall be the act of the Board.

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Section 10. Executive and Other Committees. The Board may, by resolution adopted by a majority of the full Board, create one or more committees each of which, to the extent provided in such resolution, shall have and may exercise all the authority of the Board, except as provided by law. There shall be three (3) standing committees: (i) Audit, (ii) Compensation and (iii) Nominating. Each committee shall consist of two or more of the directors of the Corporation and the Audit, Compensation and Nominating committees shall consist solely of Independent Directors. Each committee shall have such title as may be determined from time to time by resolution adopted by the Board and shall keep minutes of its meetings and report to the Board when required. Each committee shall establish a charter and rules for the conduct of its business which charter and rules shall be subject to approval by the Board.

Section 11. Annual Meetings. The Board shall hold an annual meeting for purposes of the election of officers and the transaction of other business. The annual meeting of the Board shall be held at such time and place as is specified in a notice given as provided in Section 13 of Article III of the Bylaws for special meetings of the Board or in a waiver of notice thereof. When practicable, such meetings shall be held on the day when, and at the place where, the annual meeting of Shareholders for the election of directors is held.

Section 12. Place of Meeting. Regular and special meetings of the Board shall be held at the Principal Office of the Corporation or at such other place as may be designated by the person or persons giving notice or otherwise calling the meeting.

Members of the Board or any committee thereof may participate in a meeting of the Board or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section shall constitute presence in person at such meeting.

Section 13. Time of Meeting. Regular meetings of the Board shall be held without notice at the time and on the date designated by resolution of the Board. Written notice of the time and place of special meetings of the Board shall be given to each director by personal delivery, telegram or cablegram at least two (2) days before the meeting.

Notice of a meeting of the Board need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of that meeting and waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting, objection to the transaction of business because the meeting is not lawfully called or convened.

Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board need be specified in the notice or waiver of notice of the meeting.

A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board to another time and place. Notice of any adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

Meetings of the Board may be called by the Chairman, the CEO of the Corporation or by any two directors.

Section 14. Action Without a Meeting. Any action required to be taken at a meeting of the Board, or any action which may be taken at a meeting of the Board or a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so to be taken and signed by all the directors or all the members of the committee, as the case may be, is filed in the minutes of the proceedings of the Board or of the committee. This consent shall have the same effect as a unanimous vote.

Section 15. Emergency Management Committee. The Board of Directors, by resolution, may provide for an Emergency Management Committee and appoint members or designate the manner in which membership of the Committee shall be determined. The emergency powers granted hereunder shall be operative during any emergency resulting from an attack on the United States or

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during any nuclear or atomic disaster or during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors or a standing committee thereof cannot readily be convened for action (an “emergency condition”). Said Committee shall have and may exercise all of the powers of the Board of Directors in the management of the business and affairs of the Corporation. It shall act only during such emergency condition and so long as the number of Directors able to act shall have been reduced to fewer than four, and until a Board of Directors has been elected by the stockholders. Such Committee shall meet as promptly as possible after the commencement of such an emergency condition as would activate the Committee and at such subsequent time or times as it may designate until a Board of Directors has been duly elected. Such Committee shall as the first order of business elect an Emergency Executive Committee from among its members and a chairman thereof, who shall be the chief executive officer of the Corporation. Such Executive Committee shall function in the same manner and possess the same powers as the Executive Committee of the Board of Directors, as provided in Article III of these Bylaws, and shall have as many members as shall be provided by resolution of the Board. Such Committees shall make their own rules of procedure except to the extent otherwise provided by resolution of the Board. A majority of the members of the Committees able to act shall constitute a quorum. The physical presence of a member shall not be required if his vote on an action to be taken can be obtained by available means of communication. Any vacancy occurring in said Committees caused by resignation, death or other incapacity may be filled by a majority of the remaining members of the Emergency Management Committee and any member so chosen shall serve until a Board of Directors has been duly elected.

ARTICLE IV

OFFICERS

Section 1. Officers. The officers of this Corporation shall consist of a Chairman, CEO, such number of Executive Vice Presidents, Senior Vice Presidents and Vice Presidents as the Board may designate, a Secretary, a Treasurer, CFO, and such other officers as the Board may determine. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board from time to time and they shall exercise such powers and perform such duties as shall be determined from time to time by the Board. Any two or more offices may be held by the same person, except that the CEO may not also be the Secretary or an Assistant Secretary.

Section 2. Compensation. Salaries or other compensation of the officers may be fixed from time to time by the Board. No officer shall be prevented from receiving a salary or other compensation by reason of the fact that he is also a director.

Section 3. Chairman. The Chairman of the Board shall have such duties as may be specifically assigned to him by the Board from time to time. The Chairman shall preside at all meetings of the Board and of the Shareholders of the Corporation.

Section 4. Chief Executive Officer (CEO). Subject to the direction and control of the Board, the CEO shall be the chief executive officer of the Corporation, shall have general and active management of the business and affairs of the Corporation; shall ensure that all orders and resolutions of the Board are carried into effect; shall, in the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, preside at all meetings of the shareholders and the Board; and shall exercise all powers and perform all duties incident to the office of the CEO and such other powers and duties as may from time to time be assigned to him by the Board or as may be prescribed by these Bylaws or the Board.

Section 5. Executive Vice President. In the absence of the CEO or in the event of the inability or refusal of the CEO to act, the Executive Vice Presidents, if any, (in the order of their rank, as specified by the Board, or in the absence of such specification then in the order of their elections) shall perform all duties of the CEO, and when so acting shall have all of the powers of and be subject to all the restrictions upon, the CEO. The Executive Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them by the CEO, the Board or these Bylaws.

Section 6. Senior Vice Presidents and Vice President. In the absence of the Executive Vice Presidents or in the event of the inability or refusal of the Executive Vice Presidents to act, the Senior Vice Presidents, if any, or if none, the Vice Presidents, in order

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of their rank, as specified by the Board, or in the absence of such specification, then in the order of their election shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Senior Vice Presidents and Vice Presidents shall have such other powers and perform such other duties as may from time to time be prescribed for them by the President, the Board or these Bylaws.

Section 7. Secretary. The Secretary shall have the custody of and shall maintain all of the corporate records except the financial records; shall record the minutes of all meetings of the Shareholders and Board and shall perform like duties for the standing and special committees of the Board when required; shall send out all notices of meetings; and perform such other duties as may be prescribed by the Board, Chairman or CEO under whose supervision he shall act. He shall have custody of the corporate seal of the Corporation and he, or an assistant secretary, shall have authority to affix the same to an instrument requiring it and, when so affixed, it may be attested by his signature or the signature of such assistant secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing of his signature.

Section 8. Treasurer/ CFO. The Treasurer/CFO shall have custody of all corporate funds and financial records; shall keep full and accurate accounts of receipts and disbursements and render accounts thereof at the annual meetings of the Shareholders and whenever else required by the Board or President; and shall perform such other duties as may be prescribed by the Board or President.

Section 9. Removal of Officers. An officer or agent elected or appointed by the Board may be removed by the Board, either with or without cause, whenever in its judgment the best interest of the Corporation will be served thereby.

ARTICLE V

STOCK CERTIFICATES

Section 1. Issuance. Shares of the Corporation’s stock may be certificated or uncertificated (electronic file): provided, that every owner of stock of the Corporation shall be entitled to have a certificate or certificates, to be in such form as the Board shall prescribe, certifying the number and class of shares of the stock of the Corporation owned by him. Except as provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificated shares of the same class and series shall be identical. A record shall be kept of the respective names of the persons owning the Corporation’s stock whether or not represented by such certificates, the number and class of shares owned thereby, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Upon a holder’s request, the Corporation shall provide evidence of any equivalent uncertificated shares. Every certificate surrendered to the Corporation for exchange or transfer shall be cancelled, and no new certificated or uncertificated share or shares shall be issued in exchange for any existing certificate until such existing certificate shall have been cancelled, except in cases provided for in Section 4.

Section 2. Form. Certificates representing shares in this Corporation shall be signed by the Chairman, or any Vice President, if any, and the Secretary or any Assistant Secretary, if any, and may be sealed with the seal of this Corporation or a facsimile thereof. The signatures of the officers upon a certificate may be facsimiles if the certificate is manually signed on behalf of a transfer agent or registrar other than the Corporation itself or an employee of the Corporation.

Section 3. Transfer of Stock. The Corporation shall register a stock certificate presented to it for transfer if the certificate is properly endorsed by the holder of record or by his duly authorized attorney in fact.

Section 4. Lost, Stolen, or Destroyed Certificates. If a Shareholder shall claim to have lost or destroyed a certificate of shares issued by the Corporation, or that such certificate has been stolen, a new certificate shall be issued upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed, and, at the discretion of the Board, upon the deposit of a bond or other indemnity in such amount and with such sureties, if any, as the Board may reasonably require.

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Section 5. Failure to Surrender Certificates. When a Shareholder is required to surrender his/her stock certificate(s) for redemption as provided in these by-laws, it shall be done within 30 days of the triggering event unless otherwise approved by the Board. The redemption price for such shares shall be the established per share price at the time of the triggering event. If after notice to the Shareholder by certified mail or its equivalent, the Shareholder fails to surrender said certificate(s), the Corporation may redeem said shares or arrange for the shares to be purchased by other parties as provided in these by-laws.

ARTICLE VI

BOOKS AND RECORDS

Section 1. Books and Records. The Corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its Shareholders, Board and committees established by the Board.

This Corporation shall keep at its registered office or Principal Office a record of its Shareholders, giving the names and addresses of all Shareholders and the number of the shares held by each.

Any books, records and minutes may be in written form or in any other form capable of being converted into written form within a reasonable time.

Section 2. Shareholders’ Inspection Rights. Any person who shall have been a holder of record of the Corporation or of voting trust certificates therefor, for at least six months immediately preceding his demand, upon written demand stating the purpose thereof, shall have the right to examine, in person or by agent or attorney, at any reasonable time or times, for any proper purpose its relevant books, minutes and records of Shareholders and to make extracts therefrom.

ARTICLE VII

DIVIDENDS

The Board may from time to time declare, and the Corporation may pay, dividends on its shares in cash, property or its own shares, except when the Corporation is insolvent or when the payment thereof would render the Corporation insolvent, subject to the provisions of the FBCA.

ARTICLE VIII

ISSUANCE, SALE AND REDEMPTION OF SHARES

Section 1. Issuance and Sale by Corporation; Authority/Consideration.

(a) Issuance and Sale by Corporation; Authority. The Board shall establish a Stock Ownership Plan consistent with this Article VIII. Shares of the Corporation shall be issued and sold only in accordance with the Stock Ownership Plan established by the Board. The Board shall establish a stock sales/redemption window at least once per year or more frequently, as described in the Stock Ownership Plan. Except as provided below, shares may be owned only by full-time or Part-Time Regular (PTR) employees of the Corporation, its Subsidiaries, or any Affiliate thereof, The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust, Part I of which is The PBSJ Employee Profit Sharing Plan and Trust and Part II of which is The PBSJ Employee Profit Sharing and Stock Ownership Plan (ESOP), or personal trusts of Shareholders if approved by the Board. The Board shall have the authority to permit a non-employee to own shares in the Corporation who is (i) a director of the Corporation or (ii), retired employee who has performed services for the Corporation or an Affiliate of the Corporation and whose continued ownership is part of an extended buy-out agreement with the Corporation.

(b) Consideration. The consideration for all such shares shall be determined as provided in Paragraph (a) of Section 3 of this Article VIII. Unless otherwise approved by the Board, shares shall not be issued by the Corporation until the full amount of consideration therefor has been paid.

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(c) Restricted Stock. The Board of Directors may adopt policies and plans for the issuance of Restricted Stock in accordance with the Stock Ownership Plan.

(d) Preferred Stock and Stock Options. The Board of Directors may adopt policies and plans for the issuance of Preferred Stock and Stock Options including but not limited to those set forth in the Stock Ownership Plan.

Section 2. Redemption by Corporation.

(a) Rule. Except as provided in paragraph (b), below, of this Section 2, when a Shareholder’s employment or service as a director with the Corporation is terminated completely for any reason whatsoever, including death, the Shareholder, his guardian, heirs, trustee, beneficiaries, or personal representative, as the case may be, shall be required to sell all of his shares for a price determined in accordance with paragraph (a) of Section 3 hereof, upon the terms and conditions of Section 4 hereof. Additionally, a Shareholder may sell some or all of his shares to the Corporation while still in the full-time employ or service as a director of the Corporation or an Affiliate during the Corporation’s annual stock offering period, and the Corporation may purchase such shares as provided in Section 3, paragraph (a) and Section 4 of this Article VIII. If the Corporation does not exercise its right to purchase such shares, the ESOP shall have a secondary right to purchase such shares at a price and on the same terms and conditions applicable to the Corporation except as otherwise provided by law or in Section 5 hereof; provided however, that if the ESOP declines to exercise such right, the Shareholder may offer such shares to the other shareholders of the Corporation or a Subsidiary as provided in Section 6 of this Article VIII. If the Corporation or the ESOP should be prohibited from purchasing such shares under applicable law the other shareholders of the Corporation shall have the right (but not the obligation) to purchase such shares as provided in Section 6 of this Article VIII.

(b) Exception; Separate Agreement(s). Notwithstanding the provisions of paragraph (a), above, a retired or terminated employee or director of the Corporation or any Affiliate may continue to own and vote shares of the Corporation when such shares are subject to a separate written share redemption or purchase agreement made by the Corporation and such former employee.

Section 3. Price Upon Issuance/Sale or Redemption.

(a) Rule. Except as provided in paragraphs (a) and (c) of this Section 3, the price per share for all shares issued, sold, purchased or redeemed by the Corporation, the ESOP, or individual Shareholders, as the case may be, shall be an amount equal to the fair market value of such shares, as determined by an independent appraisal. For this purpose, the valuation of the shares shall be performed at least annually, and the price per share shall be based on the value established by the most recent completed appraisal, subject to applicable law. If no formal valuation is available, the Board of Directors shall establish a price, using such information as may be available to it. Any determination by the Board shall be conclusive and binding absent manifest computational error.

(b) Separate Agreements with retiring shareholders and directors subject to a buy-out agreement approved by the Board according to Section 2, (b) above, may not contain terms and conditions in conflict with these Bylaws as in effect on the date of such agreement.

(c) Restricted Shares. Restricted Shares granted pursuant to the Stock Ownership Plan shall have no redemption value prior to the scheduled vesting, except upon the death or full disability of the holder thereof. Upon the expiration of such restricted period such shares shall be deemed fully paid and shall be redeemable at a price determined in the manner provided in paragraph (a) of this Section 3. If the Recipient dies or is fully disabled prior to expiration of the restricted period, the Restricted Shares shall vest on a pro rata basis.

Section 4. Purchase by the Corporation, the ESOP, or Individual Shareholders.

(a) Payment Options. In any share redemption or purchase, the Corporation or the ESOP, as the case may be, shall have the option to pay the total sum due for the shares redeemed or purchased all in cash, or any portion in cash and the remainder in installments, or all in installments; provided however, that all of such payments shall be out of funds legally available for such

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purposes under applicable law. Said installment payments may be made quarterly, semi-annually, or annually. In any share purchase by an individual Shareholder or Shareholders, should both the Corporation and the ESOP not exercise their respective right of refusal as provided in Section 2(a) hereof, the total sum due shall be paid at the time of purchase all in cash.

(b) Installment Payments. Any sum the Corporation elects to pay in installments shall be paid to the Shareholder, or his heirs, beneficiaries, personal representative or guardian, as the case may be, over such period as the Board may determine, provided that such period shall not exceed five (5) years. Subject to applicable law, interest on installments paid by the Corporation shall be paid on any unpaid balance at the rate per annum equal to the Applicable Benchmark (as defined in the next sentence) plus 1% per annum, (but in no event in excess of the maximum interest rate allowable under applicable law). For purposes of this Section 4(b), “Applicable Benchmark” shall mean (i) London InterBank Offered Rate, (ii) InterBank Offered Rate, (iii) Alternative Base Rate III of Citibank, N.A. or any other major multi-national bank or (iv) such other commonly accepted floating interest rate benchmark adopted by the Audit Committee of this Corporation, all as in effect from time to time. The initial rate shall be the rate in effect at the time of sale, and this rate shall be adjusted on December 31 of each year to the rate in effect at that time. All or any part of the unpaid balance may be prepaid in whole or in part at any time or times without penalty. These obligations shall be evidenced by a promissory note, on customary terms, including, without limitation, the right of set-off and the right to defer payments if funds are not available.

(c) Apportionment of Payments. In the event the Corporation is indebted to more than one former shareholder, or his guardian, or the heirs, beneficiaries, or personal representative of a deceased Shareholder, incident to the redemption of stock under this Article VIII, and there are insufficient funds to pay all such payments as they fall due, then, the Board shall apportion such funds as are, from time to time, available between/among such payments so due on a pro rata basis.

(d) Discretionary Powers of the Board. The Board shall neither be prohibited nor in any way limited or restricted from utilizing funds available for installment payment purposes for any corporate purposes, whatsoever, it being only required that, in all matters respecting the accumulation and/or disbursal of such funds, it consider what, in its judgment and discretion, will be in the best short and long term interests of the Corporation, the Shareholders, and any former Shareholders, or their guardians, or the heirs, beneficiaries, or personal representatives of deceased Shareholders to whom the Corporation may be indebted incident to the redemption of any shares under paragraph (a) of Section 2. Additionally, except as otherwise specifically provided in this Article VIII, when any provision of the Bylaws shall either explicitly or inferentially require interpretation, or when any such provision shall allow, permit or require discretionary action, the Board shall have full power and authority in its reasonable discretion to make such interpretation and/or to take such discretionary action as it deems proper. Provided, however, if a Shareholder, former Shareholder, or his guardian, or the heirs, beneficiaries or personal representative of a deceased Shareholder contend that the Board has not made every reasonable effort to make timely installment payments, as provided for under this paragraph (d), then such person or persons may bring an action (based upon but restricted to such contention) for specific performance in a court of competent jurisdiction.

Section 5. Delivery of Share Certificates.

(a) Rule. Upon payment of any cash, delivery of any note or upon acknowledgment by the Corporation of any sum to be paid in installments, the Shareholder, his guardian, or his heirs, beneficiaries, or personal representative, as the case may be, shall forthwith deliver the certificates representing such Shareholder’s shares to be sold to the Corporation, as the case may be. If the Corporation elects to pay the purchase price in installments, such number of shares as shall be represented by any cash payment (based on the redemption price per share) shall belong to the Corporation, without restriction or limitation; such number of shares as shall be represented by the sum to be paid in installment payments (based on the redemption price per share) shall be held in escrow by a person designated by the Directors, until the sum due for said shares is paid, except that if, as and when such sum is from time to time, reduced, shares representing each such reduction (based on the redemption price per share) shall become the property of the Corporation, without limitations or restrictions.

Section 6. Purchase by Shareholders. If, under applicable law, the Corporation is prohibited from redeeming shares (as provided in paragraph (a) of Section 2), or fails to exercise its right to purchase said shares and the ESOP is prohibited or does not exercise its right to purchase the shares, then the shares not so redeemed shall be offered to the Shareholders of the Corporation (at no

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more than the Corporation’s redemption price), each of whom shall then have the right (but not the obligation) for thirty (30) days from the date of such offer to purchase such shares. Each Shareholder shall have the opportunity to purchase a percentage of such shares equal to his proportionate ownership of all issued shares, and a proportional share of all shares not purchased by other shareholders and each Shareholder’s right to purchase his proportionate percentage of such shares shall be assignable only to the other Shareholders.

ARTICLE IX

INDEMNIFICATION

Section 1. Right to Indemnification. Each person (including here and hereinafter, the heirs, executors, administrators, or estate of such person) (1) who is or was a director or officer of the Corporation or (2) who is or was serving at the request of the Corporation as its representative in the position of director, officer, agent, or employee of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Corporation as of right to the fullest extent permitted or authorized by current or future law or by current or future judicial or administrative decision (but, in the case of any such future legislation or decision, only to the extent that it permits the Corporation to provide broader indemnification rights than permitted prior to such legislation or decision), against any fine, liability, cost or expense, including attorneys’ fees, asserted against him or incurred by him in his capacity as such director, officer, agent, employee, or representative, or arising out of his status as such director, officer, agent, employee or representative.

Section 2. Advance of Costs, Charges and Expenses. Costs, charges and expenses (including attorneys’ fees) incurred by a person referred to in Section 1 of this Article in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, upon receipt in the case of a director or officer, of an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation as authorized in this Article, and upon satisfaction of such other conditions as are required by current or future legislation (but with respect to future legislation, only to the extent that is provides conditions less burdensome to the director, officer, employee, agent or representative, and to the Corporation, than those provided previously). Such cost, charges and expenses incurred by other employees, agents and representatives may be so paid upon such terms and conditions, if any, as the Board deems appropriate. The Board may, in the manner set forth above, and upon approval of such director, officer, employee, agent or representative of the Corporation, authorize the Corporation’s counsel to represent such person, in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

Section 3. Procedure for Indemnification. Any indemnification or advance of costs, charges and expenses under this Article shall be made promptly, and in any event within 60 days, upon the written request of the director, officer, employee, agent or representative. The right to indemnification or advances as granted by this Article shall be enforceable by the director, officer, employee, agent or representative in any court of competent jurisdiction, if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within 60 days. Such person’s costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action that the claimant has not met the applicable standard of conduct, if any, required as a prerequisite to such indemnification or advances under the FBCA, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including the Board or a committee thereof, its independent legal counsel, and its Shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct, nor the fact that there has been an actual determination by the Corporation (including the Board or a committee thereof, its independent legal counsel, and its Shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 4. Other Rights: Continuance of Right to Indemnification. The indemnification or advance of costs, charges and expenses provided by this Article shall not be deemed exclusive of any other or future rights to which a person seeking indemnification may be entitled under any law (common or statutory), agreement, vote of Shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office or while employed by or

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acting as agent for the Corporation. All rights to indemnification or advance of costs, charges and expenses under this Article shall be deemed to be a contract between the Corporation and each director, officer, employee, agent or representative of the Corporation described in Section 1 of this Article who serves or served in such capacity at any time while this Article is in effect. Any repeal or modification of this Article or any repeal or modification of relevant provisions of the General Corporation Act or any other applicable laws shall not in any way diminish any rights to indemnification of such director, officer, employee, agent or representative or the obligations of the Corporation arising hereunder.

Section 5. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any person who is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him or on his behalf in any such capacity, or arising out of his status as such, whether or not the Corporation would have the legal power to directly indemnify him against such liability.

Section 6. Constituent Corporations. For the purposes of this Article, references to “the Corporation” includes all of our subsidiaries and the constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who is or was a director, officer, employee or agent of one of our subsidiaries or a constituent corporation or is or was serving at the request of one of our subsidiaries or a constituent corporation as a director, officer, employee or agent of another corporation shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

Section 7. Savings Clause. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and officer, and each employee, agent and representative of the Corporation described in Section 1 of this Article, as to costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by an applicable portion of this Article that shall not have been invalidated to the full extent permitted by applicable law.

ARTICLE X

MISCELLANEOUS

Section 1. Seal. The Board shall provide a corporate seal which shall be in the form of a circle and shall bear the name of the Corporation and words and figures showing that the Corporation was incorporated in the State of Florida and the year of incorporation. Said seal may be embossed or rubber stamp or both.

It shall not be necessary to the validity of any instrument executed by any authorized officer or officers of the Corporation that the execution of such instrument be evidenced by the corporate seal and all documents, instruments, contracts and writing of all kinds signed on behalf of the Corporation by any authorized officer or officers shall be as effective and binding on the Corporation without the corporate seal as if the execution of the same had been evidenced by affixing the corporate seal thereto.

Section 2. Waiver of Notices. Whenever notice is required to be given by these Bylaws or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

Section 3. Fiscal Year. The fiscal year of the Corporation shall begin the first day of October in each year.

Section 4. Amendments. Subject to the provisions of the Articles of Incorporation, these Bylaws and applicable law, these Bylaws or any of them may be amended or repealed and new Bylaws may be adopted by (i) the vote of the holders of not less than a majority of the total voting power of all outstanding shares of voting stock of the Corporation in an annual meeting of shareholders, without previous notice, or at any special meeting of shareholders, provided that notice of such proposed amendment, repeal or adoption is given in the notice of special meeting or (ii) resolution of the Board of Directors.

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HISTORY OF AMENDMENTS

1/28/89

R 3/8/89

R 1/9/93

R 1/7/95

A 1/31/03 Eliminate part-time employees as shareholders except by consent of Board of Directors Article VIII

A 1/21/04 Various provisions: Art. II, Sec. 5; Art.III, Sec 14; Art. IV, Secs 4 & 5; Art. V, Sec 5 (new); Art. VIII, Secs 1-4; and 6

A 1/28/05 Art.VIII, Sections 1 & 2

Amended October     , 2007

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Appendix B-2

AMENDED AND RESTATED BYLAWS

OF

THE PBSJ CORPORATION

~~ARTICLE I~~

ARTICLE I

DEFINITIONS

Section 1. As used in these Bylaws, unless the context otherwise required, the term:

“Subsidiary” means a company of which 50% or more of its stock is owned by The PBSJ Corporation.

~~“~~“Affiliate~~”~~“ means a person or group of people that controls, is controlled by, or ~~in~~is under common control with, the Corporation.

~~“Board” means the Board of Directors of the Corporation.~~

~~“Bylaws” means the restated and amended bylaws of the Corporation, as further amended from time to time.~~

~~“Articles of Incorporation” means the initial articles of incorporation of the Corporation, as amended, supplemented or restated from time to time.~~

~~“Corporation” means The PBSJ Corporation, a Florida corporation.~~

~~“General Corporation Act”~~“FBCA” means the ~~General Corporation Act of the State of~~ Florida Business Corporation Act, as amended from time to time.

“Stock Ownership Plan” shall mean that Plan approved by the Board of Directors, as amended from time to time, which sets out the parameters for stock ownership.

Section 2. Principal Office. The principal office for the transaction of business of the corporation shall be at 5300 W. Cypress Street, Suite 200, Tampa, Florida. The Board is hereby granted full power and authority to change said principal office from one location to another.

Section 3. Other Offices ~~“Principal Office” means the~~. The Corporation~~’s principal headquarters or any~~ may also have an office or offices at such other place or places, either within or without the State of Florida, as the Board may ~~designate~~ from time to time~~. “Shareholders” means the shareholders~~ determine or as the business of the Corporation may require.

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~~ARTICLE II~~

ARTICLE II

Article II MEETING OF SHAREHOLDERS

Section 1. ~~Section 1.~~ Annual Meeting. The annual meeting of the Shareholders of this Corporation shall be held annually, within 120 days after the end of the Corporation~~”~~s fiscal year, or on such date and at such time and place as may be designated by resolution of the Board. Business transacted at the annual meeting shall include the election of directors of the Corporation~~.~~ and such other business as may properly come before the shareholders.

For business to be properly requested by a shareholder to be brought before an annual meeting, (i) the shareholder must be a shareholder of record of the Company at the time of the giving of the notice for such annual meeting provided for in these Bylaws, (ii) the shareholder must be entitled to vote at such meeting, (iii) the shareholder must have given timely notice thereof in writing to the Secretary and (iv) if the shareholder, or the beneficial owner on whose behalf any business is brought before the meeting, has provided the Company with a Proposal Solicitation Notice, as that term is defined in this Section 1, such shareholder or beneficial owner, at its own expense, must have delivered a proxy statement and form of proxy (which includes the Proposal Solicitation Notice) to the holders of at least the percentage of Company shares entitled to vote that is required to approve such business that the shareholder proposes to bring before the annual meeting.

To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 nor more than 90 calendar days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting of shareholders; provided, however, that if the date of the annual meeting is more than 30 calendar days prior to or after the anniversary of the preceding year’s annual meeting, notice by the shareholder must be delivered to or mailed and received at the principal executive offices of the Company not later than the close of business on the later of (x) the 90th calendar day prior to such annual meeting or (y) the 10th calendar day following the day on which public disclosure of the date of such meeting is first made. In no event shall the public disclosure of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting (A) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (B) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (C) the class and series and number of shares of capital stock of the Company that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings among such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business, (E) whether either such shareholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of Company shares entitled to vote that is required to approve the proposal (an affirmative statement of such intent, a “Proposal Solicitation Notice”), and (F) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the annual meeting.

Notwithstanding the foregoing provisions of this Section 1, a shareholder must also comply with all applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (the “Exchange Act”) with respect to the matters set forth in this Section 1. For purposes of this Section 1, “public disclosure” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document filed by the Company with the Securities and Exchange Commission pursuant to the Exchange Act or furnished by the Company to shareholders. Nothing in this Section 1 will be deemed to affect any rights of shareholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule l4a-8 under the Exchange Act.

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Section 2. ~~Section 2.~~ Special Meetings. Special meetings of the Shareholders ~~shall be held when directed by the President or~~for any purpose or purposes may be called by the Board, by a committee of the Board that has been duly designated by the Board and whose powers and authority, as provided in a resolution of the Board or in these Bylaws, include the power to call such meetings, or by the Chairman of the Board, or when requested in writing by the holders of not less than 10% of all the shares entitled to vote at such meetings. A meeting requested by Shareholders shall be called for at a date not less than ten nor more than sixty days after the request is made unless the Shareholders requesting the meeting designate a later date~~; provided, that a meeting called by unanimous request of all Shareholders may be held at any time to which they agree.~~ The call for the meeting shall be issued by the Secretary, unless the ~~President~~Chairman, Board of Directors, authorized Board Committee or Shareholders requesting the calling of the meeting shall designate another person to do so.

At a special meeting of the shareholders, only such business may be conducted or considered as is properly brought before the meeting. A Shareholder’s notice to the Secretary or such other properly designated person shall set forth as to each matter the Shareholder proposes to bring before the special meeting including (a) a brief description of the business desired to be brought before the special meeting and the reasons for conducting such business at the special meeting, (b) the name of the Shareholder proposing such business and the number of fully vested common shares owned by the Shareholder, and (c) in the event that any proposed action consists of or includes a proposal to amend these Bylaws, the language of the proposed amendment. If the Chairman of the special meeting determines that any business was not properly brought before the meeting in accordance with the provisions of this Section, he or she shall so declare to the meeting and such business shall not be transacted.

Section 3. ~~Section 3.~~ Place. Meetings of Shareholders shall be held at the Principal Office of the Corporation or at any other place designated by the Board.

Section 4. ~~Section 4.~~ Fixing Record Date. For the purpose of determining Shareholders entitled to notice of, or to vote at, any meeting of Shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or for the purpose of determining Shareholders entitled to receive payment of any dividend or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a date as the record date for any such determination of Shareholders. Such date shall not be more than 60 nor less than 10 days before the date of such meeting.

Section 5. ~~Section 5.~~ Notice. ~~Written~~ Except as otherwise required by law, notice ~~stating the place, day and hour of the~~of each meeting ~~and, in~~of the ~~case of a special meeting of Shareholders, the purpose or purposes for which the meeting is called~~shareholders, whether annual or special, shall be ~~delivered~~given not less than 10 nor more than 60 days before the meeting, either personally or by first class mail, ~~electronic mail by or at the direction of the President, the Secretary or the officer or persons calling the meeting to each Shareholder of record entitled to vote at the meeting. If the notice is mailed at least 30 days before the date of the meeting, it may be done by a class of United States mail other than first class or electronically. If mailed, notice shall be deemed delivered when deposited in the United States mail addressed to the Shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid and return receipt requested. If notice is given by electronic mail, it shall be deemed delivered when opened~~or electronic mail.

Notice given as provided above shall be deemed given to the shareholder as follows: (i) if by personal delivery, when delivered to the shareholder; (ii) if by mail, when deposited in the United States mail; (iii) if by facsimile, when directed to a number at which the shareholder has consented to receive notice; (iv) if by electronic mail, when directed to an electronic mail address at which the shareholder has consented to receive notice; (v) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (a) such posting and (b) the giving of such separate notice; and (vi) if by any other form of electronic transmission, when directed to the shareholder. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

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Except as otherwise expressly required by law, no publication of any notice of a meeting of the shareholders shall be required. Every notice of a meeting of the shareholders shall state the place, date and hour of the meeting, and, in the case of a special meeting, shall also state the purpose or purposes for which the meeting is called. If mailed, such notice shall be directed to each such shareholder at his address, as it appears on the records of the shareholders of the Corporation, unless he shall have previously filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which event, it shall be mailed to the address designated in such request.

Notice of any meeting need not be given to any shareholder who submits a signed waiver of notice either before or after a meeting. The attendance of any shareholder at a meeting, in person or by proxy, shall constitute a waiver of notice by such shareholder.

Section 6. ~~Section 6.~~ Notice of Adjourned Meeting. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting, provided that the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and any business which might have been transacted on the original date of the meeting may be transacted at the adjourned meeting. If, however, after the adjournment the Board fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given as provided in this Article to each Shareholder of record on the new record date entitled to vote at such meeting.

Section 7. ~~Section 7.~~ Shareholder Quorum and Voting. ~~A~~The presence of the holders of a majority of the shares of issued and outstanding common stock and entitled to vote, represented in person or by proxy, at the beginning of the meeting shall constitute a quorum ~~at a meeting of Shareholders.~~ for holding all meetings of shareholders. If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the Shareholders unless otherwise provided by law.

If it shall appear that such quorum is not present or represented by proxy at any meeting of shareholders, the chairman of the meeting shall have the power to adjourn the meeting from time to time until a quorum shall be present or represented. Notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. The chairman of the meeting may determine that a quorum is present based upon any reasonable evidence of the presence in person or by proxy of shareholders holding a majority of the outstanding votes, including without limitation, evidence from any record of shareholders who have signed a register indicating their presence at the meeting.

At all meetings of shareholders, when a quorum is present, a majority of the votes of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote shall be sufficient to decide any question brought before such meeting, unless the question is one upon which by express provision of applicable law or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Such vote may be by voice vote or by written ballot; provided however, that no vote at any meeting of shareholders need be by written ballot unless the Board, in its discretion, or the officer of the Corporation presiding at the meeting, in his or her discretion, specifically directs the use of a written ballot. The withdrawal of any shareholder after the commencement of a meeting shall have no effect on the existence of a quorum, after a quorum has been established at such meeting.

Section 8. ~~Section 8.~~ Voting of Shares. Each outstanding share of voting common stock shall be entitled to one vote on each matter submitted to a vote at a meeting of Shareholders.

Section 9. ~~Section 9.~~ Proxies. ~~A Shareholder may vote either in person or by proxy executed in writing by the Shareholder or his duly authorized attorney-in-fact. No proxy shall be valid~~Each shareholder entitled to vote at a meeting of shareholders may authorize in writing another person or persons to act for such holder by proxy, but no proxy shall be voted or acted upon

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after ~~the duration of 11~~eleven (11) months from ~~the date thereof unless otherwise provided in the proxy.~~its date, unless the proxy provides for a longer period of time for which it is to continue in force. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary an instrument in writing revoking the proxy or another duly executed proxy bearing a later date.

Section 10. ~~Section 10.~~ Action by Shareholders Without a Meeting. ~~Any action required by law, these Bylaws, or the Articles of Incorporation of this Corporation to be taken at any annual or special meeting of Shareholders, or any action which may be taken at any annual or special meeting of Shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, as is provided by law.~~

~~Within 10 days after obtaining such authorization by written consent, notice shall be given to those Shareholders who have not consented in writing. The notice shall fairly summarize the material features of the authorized action, as is provided by law.~~

~~ARTICLE III~~. No action shall be taken by the shareholders except at an annual or special meeting of shareholders. The power of the shareholders to consent in writing without a meeting to the taking of any action is specifically denied.

Section 11. Judges of Elections. The Board may retain an independent administrator to collect and report the number of shares represented at the meeting and entitled to vote, shall conduct the voting and accept the votes and when the voting is completed shall ascertain and report the number of shares voted respectively for and against each position upon which a vote is taken by ballot.

Section 12. Conduct of Meetings of Shareholders. Subject to the following, meetings of shareholders generally shall follow accepted rules of parliamentary procedure:

(a) The chairman of the meeting shall have absolute authority over matters of procedure and there shall be no appeal from the ruling of the chairman. If the chairman, in his absolute discretion, deems it advisable to dispense with the rules of parliamentary procedure as to any one meeting of shareholders or part thereof, the chairman shall so state and shall clearly state the rules under which the meeting or appropriate part thereof shall be conducted.

(b) If disorder should arise that prevents continuation of the legitimate business of the meeting, the chairman may quit the chair and announce the adjournment of the meeting; and, upon his so doing, the meeting shall be immediately adjourned.

(c) The chairman may ask or require that anyone not a bona fide shareholder or proxy leave the meeting.

(d) A resolution or motion shall be considered for vote only if proposed according to Section 1 or Section 2 of this Article II.

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ARTICLE III

DIRECTORS

Section 1. General Powers ~~Section 1. Function~~. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of the Board.

~~Section 2. Qualification. Directors need not be residents of Florida. A majority of the Directors shall be Shareholders of this Corporation and full~~-~~time employees of the Corporation or its Affiliates.~~

Section 2. ~~Section 3.~~ Presumption of Assent. A director of the Corporation who is present at a meeting of the Board at which action on any corporate matter is taken is presumed to have assented to the action taken unless he votes against such action or abstains from voting in respect thereto because of an asserted conflict of interesthis dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof. Such right to dissent shall not apply to a director who voted in favor of such action.

Section 3. ~~Section 4.~~ Number. ~~This~~The Corporation shall have at least ~~five Directors. The number of directors shall be determined from time to time by the Board~~seven (7) directors. The Board of Directors shall have the power by resolution to fix the number of directors and from time to time to increase or decrease the number of directors but not fewer than seven (7). The directors shall be a combination of executive directors and not fewer than three (3) independent directors (as defined in the Company’s Corporate Governance Guidelines).

Section 4. ~~Section 5.~~ Election and Terms. At each annual meeting, the Shareholders shall elect directors to hold office until the next succeeding annual meeting. Each director shall hold office for a term to which he is elected ~~and until his successor shall have been elected and qualified~~ or until his earlier resignation, removal from office, long-term disability, or death.

Section 5. ~~Section 6.~~ Chairman and Vice Chairman. The Board shall choose, from among its members, a Chairman, who shall preside at all Shareholder meetings and all Board meetings. The Chairman shall serve as the agent for the directors in all matters falling within the scope of the resolutions adopted by the directors, and he shall have such other duties as are provided by the Bylaws or by resolution of the Board unless otherwise specified by resolution of the Board. He shall serve as Chairman until a successor is chosen or until his earlier death, resignation or removal.

The Board ~~shall~~may choose, from among its members, a Vice Chairman who shall have the same powers and duties as the Chairman in the Chairman~~’~~’s absence.

Section 6. ~~Section 7.~~ Compensation. The Board shall have the authority to fix the compensation of directors. The Board may also provide that the Corporation shall reimburse each such director for reasonable and necessary expenses incurred by him on account of his attendance at any meetings of the Board or Committees of the Board. Nothing contained in this Section shall preclude any director from serving the Corporation or any subsidiary or Affiliate thereof in any other capacity and receiving proper compensation therefor.

Section 7. ~~Section 8.~~ Vacancies. Any vacancies occurring in the Board, including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board. A director elected to fill a vacancy shall hold office only until the next election of directors by the Shareholders. If there are no remaining directors, the vacancy shall be filled by the ShareholdersIn the event that such vacancy occurs fewer than six (6) months prior to the next regular shareholders meeting, the Board has the option of leaving said vacancy until the next regular shareholders meeting.

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Section 8. ~~Section 9.~~ Resignation; Removal of Directors. Any director may resign at any time by written notice to the Corporation. Such resignation shall take effect at the time specified therein, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

At a meeting of Shareholders called expressly for that purpose, any director or the entire Board may be removed, with or without cause, by a vote of the holders of a majority of the shares, present in person or by proxy, then entitled to vote at an election of directors.

Section 9. ~~Section 10.~~ Quorum and Voting. ~~A~~Except as otherwise provided in these Bylaws or by applicable law, the presence of a majority of the ~~number of~~ directors ~~fixed by these Bylaws~~then in office shall constitute a quorum for the transaction of business at any meeting of the Board. Except as otherwise provided by these Bylaws or by applicable law, all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a Board and the individual directors shall have no power as such. The act of a majority of Directors present at a meeting where a quorum is present shall be the act of the Board.

Section 10. ~~Section 11.~~ Executive and Other Committees. The Board may, by resolution adopted by a majority of the full Board, ~~designate from among its members an executive committee and~~ create one or more ~~other~~ committees each of which, to the extent provided in such resolution, shall have and may exercise all the authority of the Board, except as provided by law. There shall be three (3) standing committees: (i) Audit, (ii) Compensation and (iii) Nominating. Each committee shall consist of two or more of the directors of the Corporation and the Audit, Compensation and Nominating committees shall consist solely of Independent Directors. Each committee shall have such title as may be determined from time to time by resolution adopted by the Board and shall keep minutes of its meetings and report to the Board when required. Each committee shall establish a charter and rules for the conduct of its business which charter and rules shall be subject to approval by the Board.

Section 11. ~~Section 12.~~ Annual Meetings. The Board shall hold an annual meeting for purposes of the election of officers and the transaction of other business. The annual meeting of the Board shall be held at such time and place as is specified in a notice given as provided in Section ~~14~~13 of Article III of the Bylaws for special meetings of the Board or in a waiver of notice thereof. When practicable, such meetings shall be held on the day when, and at the place where, the annual meeting of Shareholders for the election of directors is held.

Section 12. ~~Section 13.~~ Place of Meeting. Regular and special meetings of the Board shall be held at the Principal Office of the Corporation or at such other place as may be designated by the person or persons giving notice or otherwise calling the meeting.

Members of the Board or any committee thereof may participate in a meeting of the Board or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section shall constitute presence in person at such meeting.

Section 13. ~~Section 14.~~ Time of Meeting. Regular meetings of the Board shall be held without notice at the time and on the date designated by resolution of the Board. Written notice of the time and place of special meetings of the Board shall be given to each director by personal delivery, telegram or cablegram at least two (2) days before the meeting.

Notice of a meeting of the Board need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of that meeting and waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting, objection to the transaction of business because the meeting is not lawfully called or convened.

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Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board need be specified in the notice or waiver of notice of the meeting.

A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board to another time and place. Notice of any adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

Meetings of the Board may be called by the Chairman, the ~~President~~CEO of the Corporation or by any two directors.

~~Members of the Board (or any committee thereof) may participate in a meeting of the Board (or committee) by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.~~

Section 14. ~~Section 15.~~ Action Without a Meeting. Any action required to be taken at a meeting of the Board, or any action which may be taken at a meeting of the Board or a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so to be taken and signed by all the directors or all the members of the committee, as the case may be, is filed in the minutes of the proceedings of the Board or of the committee. This consent shall have the same effect as a unanimous vote.

~~ARTICLE IV~~

Section 15. Emergency Management Committee. The Board of Directors, by resolution, may provide for an Emergency Management Committee and appoint members or designate the manner in which membership of the Committee shall be determined. The emergency powers granted hereunder shall be operative during any emergency resulting from an attack on the United States or during any nuclear or atomic disaster or during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors or a standing committee thereof cannot readily be convened for action (an “emergency condition”). Said Committee shall have and may exercise all of the powers of the Board of Directors in the management of the business and affairs of the Corporation. It shall act only during such emergency condition and so long as the number of Directors able to act shall have been reduced to fewer than four, and until a Board of Directors has been elected by the stockholders. Such Committee shall meet as promptly as possible after the commencement of such an emergency condition as would activate the Committee and at such subsequent time or times as it may designate until a Board of Directors has been duly elected. Such Committee shall as the first order of business elect an Emergency Executive Committee from among its members and a chairman thereof, who shall be the chief executive officer of the Corporation. Such Executive Committee shall function in the same manner and possess the same powers as the Executive Committee of the Board of Directors, as provided in Article III of these Bylaws, and shall have as many members as shall be provided by resolution of the Board. Such Committees shall make their own rules of procedure except to the extent otherwise provided by resolution of the Board. A majority of the members of the Committees able to act shall constitute a quorum. The physical presence of a member shall not be required if his vote on an action to be taken can be obtained by available means of communication. Any vacancy occurring in said Committees caused by resignation, death or other incapacity may be filled by a majority of the remaining members of the Emergency Management Committee and any member so chosen shall serve until a Board of Directors has been duly elected.

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ARTICLE IV

OFFICERS

Section 1. ~~Section 1.~~ Officers. The officers of this Corporation shall consist of a Chairman, ~~President~~CEO, such number of Executive Vice Presidents, Senior Vice Presidents and Vice Presidents as the Board may designate, a Secretary, a Treasurer, CFO, and such other officers as the Board may determine. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board from time to time and they shall exercise such powers and perform such duties as shall be determined from time to time by the Board. Any two or more offices may be held by the same person, except that the ~~President~~CEO may not also be the Secretary or an Assistant Secretary.

Section 2. ~~Section 2.~~ Compensation. Salaries or other compensation of the officers may be fixed from time to time by the Board. No officer shall be prevented from receiving a salary or other compensation by reason of the fact that he is also a director.

Section 3. ~~Section 3.~~ Chairman. The Chairman of the Board shall have such duties as may be specifically assigned to him by the Board from time to time. The Chairman shall preside at all meetings of the Board and of the Shareholders of the Corporation.

Section 4. Chief Executive Officer (CEO) ~~Section 4. President. The President shall have the~~. Subject to the direction and control of the Board, the CEO shall be the chief executive officer of the Corporation, shall have general and active management of the business and affairs of the Corporation~~, and shall perform such duties as the Board may from time to time prescribe~~; shall ensure that all orders and resolutions of the Board are carried into effect; shall, in the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, preside at all meetings of the shareholders and the Board; and shall exercise all powers and perform all duties incident to the office of the CEO and such other powers and duties as may from time to time be assigned to him by the Board or as may be prescribed by these Bylaws or the Board.

~~Section 5. Vice~~-~~President. The Vice~~-~~President or the Executive Vice President shall be the chief operating officer and shall have the same powers and duties as the President in the event the President is absent or otherwise incapacitated~~.

Section 5. Executive Vice President. In the absence of the CEO or in the event of the inability or refusal of the CEO to act, the Executive Vice Presidents, if any, (in the order of their rank, as specified by the Board, or in the absence of such specification then in the order of their elections) shall perform all duties of the CEO, and when so acting shall have all of the powers of and be subject to all the restrictions upon, the CEO. The Executive Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them by the CEO, the Board or these Bylaws.

Section 6. Senior Vice Presidents and Vice President. In the absence of the Executive Vice Presidents or in the event of the inability or refusal of the Executive Vice Presidents to act, the Senior Vice Presidents, if any, or if none, the Vice Presidents, in order of their rank, as specified by the Board, or in the absence of such specification, then in the order of their election shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Senior Vice Presidents and Vice Presidents shall have such other powers and perform such other duties as may from time to time be prescribed for them by the President, the Board or these Bylaws.

Section 7. ~~Section 6.~~ Secretary. The Secretary shall have the custody of and shall maintain all of the corporate records except the financial records; shall record the minutes of all meetings of the Shareholders and Board and shall perform like duties for the standing and special committees of the Board when required; shall send out all ~~notice~~notices of meetings; and perform such other duties as may be prescribed by the Board ~~or President~~, Chairman or CEO under whose supervision he shall act. He shall have custody of the corporate seal of the Corporation and he, or an assistant secretary, shall have authority to affix the same to an instrument requiring it and, when so affixed, it may be attested by his signature or the signature of such assistant secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing of his signature~~.~~

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Section 8. Treasurer/ CFO ~~Section 7. Treasurer.~~ The Treasurer/CFO shall have custody of all corporate funds and financial records; shall keep full and accurate accounts of receipts and disbursements and render accounts thereof at the annual meetings of the Shareholders and whenever else required by the Board or President; and shall perform such other duties as may be prescribed by the Board or President.

Section 9. ~~Section 8.~~ Removal of Officers. An officer or agent elected or appointed by the Board may be removed by the Board, either with or without cause, whenever in its judgment the best interest of the Corporation will be served thereby.

~~ARTICLE V~~

ARTICLE V

STOCK CERTIFICATES

~~Section 1.~~

Section 1. Issuance. ~~Every holder of shares in this.~~ Shares of the Corporation’s stock may be certificated or uncertificated (electronic file): provided, that every owner of stock of the Corporation shall be entitled to have a certificate ~~representing all shares to which he is entitled. No certificate shall be issued for any share until the share is fully paid.~~or certificates, to be in such form as the Board shall prescribe, certifying the number and class of shares of the stock of the Corporation owned by him. Except as provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificated shares of the same class and series shall be identical. A record shall be kept of the respective names of the persons owning the Corporation’s stock whether or not represented by such certificates, the number and class of shares owned thereby, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Upon a holder’s request, the Corporation shall provide evidence of any equivalent uncertificated shares. Every certificate surrendered to the Corporation for exchange or transfer shall be cancelled, and no new certificated or uncertificated share or shares shall be issued in exchange for any existing certificate until such existing certificate shall have been cancelled, except in cases provided for in Section 4.

Section 2. ~~Section 2.~~ Form. Certificates representing shares in this Corporation shall be signed by the ~~President~~Chairman~~,~~ or any Vice President, if any, and the Secretary or any Assistant Secretary, if any, and may be sealed with the seal of this Corporation or a facsimile thereof. The signatures of the officers upon a certificate may be facsimiles if the certificate is manually signed on behalf of a transfer agent or registrar other than the Corporation itself or an employee of the Corporation.

Section 3. ~~Section 3.~~ Transfer of Stock. The Corporation shall register a stock certificate presented to it for transfer if the certificate is properly endorsed by the holder of record or by his duly authorized attorney in fact.

Section 4. ~~Section 4~~. Lost, Stolen, or Destroyed Certificates. If a Shareholder shall claim to have lost or destroyed a certificate of shares issued by the Corporation, or that such certificate has been stolen, a new certificate shall be issued upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed, and, at the discretion of the Board, upon the deposit of a bond or other indemnity in such amount and with such sureties, if any, as the Board may reasonably require.

Section 5. ~~Section 5.~~ Failure to Surrender Certificates. When a Shareholder is required to surrender his/her stock certificate(s) for redemption as provided in these by-laws, it shall be done within 30 days of the triggering event unless otherwise approved by the

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Board. The redemption price for such shares shall be the established per share price at the time of the triggering event. If after notice to the Shareholder by certified mail or ~~is~~its equivalent, the Shareholder fails to surrender said certificate(s), the Corporation may redeem said shares or arrange for the shares to be purchased by other parties as provided in these by-laws.

~~ARTICLE VI~~

ARTICLE VI

BOOKS AND RECORDS

Section 1. ~~Section 1.~~ Books and Records. ~~This~~The Corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its Shareholders, Board and committees ~~of directors~~established by the Board.

This Corporation shall keep at its registered office or Principal Office a record of its Shareholders, giving the names and addresses of all Shareholders and the number of the shares held by each.

Any books, records and minutes may be in written form or in any other form capable of being converted into written form within a reasonable time.

Section 2. ~~Section 2.~~ Shareholders~~’~~’ Inspection Rights. Any person who shall have been a holder of record of ~~one-quarter of one percent of the outstanding shares of~~ the Corporation or of voting trust certificates therefor, for at least six months immediately preceding his demand ~~or shall be the holder of record of, or the holder of record of voting trust certificates for, at least five percent of the outstanding shares of the Corporation~~, upon written demand stating the purpose thereof, shall have the right to examine, in person or by agent or attorney, at any reasonable time or times, for any proper purpose its relevant books ~~and records of accounts~~, minutes and records of Shareholders and to make extracts therefrom.

~~Section 3. Financial Information. Unless modified by resolution of the Shareholders, not later than four months after the close of each fiscal year, this Corporation shall prepare a balance sheet showing in reasonable detail the financial condition of the Corporation as of the close of its fiscal year, and a profit and loss statement showing the results of the operations of the Corporation during its fiscal year.~~

~~Upon the written request of any Shareholder or holder of voting trust certificates for shares of the Corporation, the Corporation shall mail to such Shareholder or holder of voting trust certificates a copy of the most recent such balance sheet and profit and loss statement.~~

~~The balance sheets and profit and loss statements shall be filed in the registered office of the Corporation in Florida, shall be kept for at least five years, and shall be subject to inspection during business hours by any Shareholder or holder of voting trust certificates, in person or by agent.~~

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~~ARTICLE VII~~

ARTICLE VII

DIVIDENDS

The Board may from time to time declare, and the Corporation may pay, dividends on its shares in cash, property or its own shares, except when the Corporation is insolvent or when the payment thereof would render the Corporation insolvent, subject to the provisions of the ~~General Corporation Act~~FBCA.

~~ARTICLE VIII~~

ARTICLE VIII

ISSUANCE, SALE AND REDEMPTION OF SHARES

Section 1. ~~Section 1.~~ Issuance and Sale by Corporation; Authority/Consideration.

(a) ~~a.~~ Issuance and Sale by Corporation; Authority. The Board ~~must approve the issuance and sale of all shares of the Corporation.~~ shall establish a Stock Ownership Plan consistent with this Article VIII. Shares of the Corporation shall be issued and sold only in accordance with the Stock Ownership Plan established by the Board. The Board shall establish a stock sales/redemption window at least once per year or more frequently, as described in the Stock Ownership Plan. Except as provided below, shares may be owned only by full-time or Part-Time Regular (PTR) employees of the Corporation ~~and~~, its Subsidiaries, or any Affiliate thereof, The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust, Part I of which is The PBSJ Employee Profit Sharing Plan and Trust and Part II of which is The PBSJ Employee Profit Sharing and Stock Ownership Plan (ESOP), or personal trusts of Shareholders if approved by the Board. The Board shall have the authority to permit a non-employee to own shares in the Corporation who is (i) a director of the Corporation~~, or (ii) a spouse of an employee of the Corporation or any Affiliate, or (iii) a child of an employee of the Corporation or any Affiliate, provided that, at all times during the taxable year, ninety-five percent (95%) of the Corporation’s shares by value shall be held, directly or indirectly, by: (i) full time or Part-Time Regular employees performing services for the Corporation or an Affiliate, and (ii) retired employees who have~~ or (ii), retired employee who has performed services for the Corporation or an Affiliate ~~or the estate of an employee who had performed such services~~of the Corporation and whose continued ownership is part of an extended buy-out agreement with the Corporation.

~~A Part-Time Regular employee shall be one who works no less than 24 hours per work week. The total value of a Part-Time Regular employee’s stock holdings may not exceed in value three times the Part-Time Regular employee’s annual stated salary. This amount shall be recalculated each December 31 to ensure current compliance. Once the highest permissible value has been reached the Part-Time Regular employee may not purchase additional shares. If, upon the December 31 recalculation, the total value of his shares is greater than three times his stated salary, the Part-Time Regular employee must sell sufficient shares to bring the value of his total holdings within the required limits. Such sale shall be during the annual stock offering window and redeemed according to the provisions of this Article VIII.~~

~~In performing the December 31 calculation the Part-Time Regular employee shall not include the value of shares held in The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust (Trust), The PBSJ Employee Profit Sharing and Stock Ownership Plan (ESOP), or any Restricted Shares awarded to such Part-Time Regular employee.~~

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(b) ~~b.~~ Consideration. The consideration for all such shares shall be determined as provided in Paragraph (a~~.~~) of Section 3 of this Article VIII. Unless otherwise approved by the Board, shares shall not be issued by the Corporation until the full amount of consideration ~~therefore~~therefor has been paid.

(c) Restricted Stock. The Board of Directors may adopt policies and plans for the issuance of Restricted Stock in accordance with the Stock Ownership Plan.

(d) Preferred Stock and Stock Options. The Board of Directors may adopt policies and plans for the issuance of Preferred Stock and Stock Options including but not limited to those set forth in the Stock Ownership Plan.

Section 2. ~~Section 2.~~ Redemption by Corporation.

(a) ~~a~~. Rule. Except as provided in paragraph (b~~.~~), below, of this Section 2, when a Shareholder~~”~~s ~~full-time~~ employment or service as a director with the Corporation ~~or an Affiliate thereof is reduced to part-time or~~is terminated completely for any reason whatsoever, including death, ~~or a Part-Time Regular employee’s employment is terminated,~~ the Shareholder, his guardian, heirs, trustee, beneficiaries, or personal representative, as the case may be, shall be required to ~~offer~~sel~~l~~ all of his shares for a price determined in accordance with paragraph (a~~.~~) of Section 3 hereof, upon the terms and conditions of Section 4 hereof. Additionally, a Shareholder may sell some or all of his shares to the Corporation while still in the full-time employ or service as a director of the Corporation or an Affiliate during the Corporation’s annual stock offering period, and the Corporation may purchase such shares as provided in Section 3, paragraph (a~~.~~) and Section 4 of this Article VIII. If the Corporation ~~exercises~~does not exercise its right ~~of refusal~~to purchase such shares~~,~~ the ESOP ~~may assume the~~shall have a secondary right ~~of the Corporation~~ to purchase such shares at a price and on the same terms and conditions applicable to the Corporation except as otherwise provided by law or in Section 5 hereof; provided however, that if the ESOP declines to ~~assume~~exercise such right, the Shareholder may offer such shares to the other shareholders of the Corporation or ~~an Affiliate~~a Subsidiary as provided in Section 6 of this Article VIII. If the Corporation or the ESOP should be prohibited from purchasing such shares under applicable law the other shareholders of the Corporation shall have the right (but not the obligation) to purchase such shares as provided in Section 6 of this Article VIII.

(b) ~~b.~~ Exception; Separate Agreement(s). Notwithstanding the ~~restriction in~~provisions of paragraph (a~~.~~), above, a ~~former~~retired or terminated employee or director of the Corporation or any Affiliate may continue to own and vote shares of the Corporation when such shares are subject to a separate written share redemption or purchase agreement made by the ~~corporation~~Corporation and such former employee~~, and approved by a vote of over fifty percent (50%) of the shares entitled to vote, before the termination of his employment.~~

Section 3. ~~Section 3.~~ Price Upon Issuance/Sale or Redemption.

(a) ~~a.~~ Rule. Except as provided in paragraphs (a~~.~~) and (c~~.~~) of this Section 3, the price per share for all shares issued, sold, purchased or redeemed by the Corporation, the ESOP, or individual Shareholders, as the case may be, shall be an amount equal to the fair market value of such shares, as determined by an independent appraisal. For this purpose, the valuation of the shares shall be performed at least annually, and the price per share shall be based on the value established by the most recent completed appraisal, subject to applicable law. If no formal valuation is available, the Board of Directors shall establish a price, using such information as may be available to it. Any determination by the Board shall be conclusive and binding absent manifest computational error.

(b) ~~b. Exception; Separate Agreement. If the provisions of paragraph a., above, are in conflict with the provisions of any separate written share redemption or purchase agreement (as provided in paragraph b. of Section 2), then the provisions~~

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~~of such separate~~Separate Agreements with retiring shareholders and directors subject to a buy-out agreement approved by the Board according to Section 2, (b) above, may not contain terms and conditions in conflict with these Bylaws as in effect on the date of such agreement ~~shall govern~~.

(c) ~~c. Stock Ownership Plan. The price per share for shares issued upon the exercise of Stock Ownership Rights granted pursuant to The PBSJ Corporation Stock Ownership Plan (the “Plan”) shall be the Exercise Price for such shares fixed in the manner provided in the Plan. The redemption price for such shares shall be determined in the manner provided in paragraph a. of this Section 3. Recipients of Restricted Shares granted pursuant to the Plan shall not be required to pay for such shares, and such shares~~Restricted Shares. Restricted Shares granted pursuant to the Stock Ownership Plan shall have no redemption value prior to the ~~expiration of three years from the date they were awarded~~scheduled vesting, except upon the death or full disability of the holder thereof. Upon the expiration of such ~~three-year period or the death of the shareholder, whichever occurs first,~~restricted period such shares shall be deemed fully paid and shall be redeemable at a price determined in the manner provided in paragraph (a~~.~~) of this Section 3. If the Recipient dies or is fully disabled prior to expiration of the restricted period, the Restricted Shares shall vest on a pro rata basis.

Section 4. ~~Section 4.~~ Purchase by the Corporation, the ESOP, or Individual Shareholders.

(a) ~~a.~~ Payment Options. In any share redemption or purchase, the Corporation or the ESOP, as the case may be, shall have the option to pay the total sum due for the shares redeemed or purchased all in cash, or any portion in cash and the remainder in installments, or all in installments; provided however, that all of such payments shall be out of funds legally available for such purposes under applicable law. Said installment payments may be made quarterly, semi-annually, or annually. In any share purchase by an individual Shareholder or Shareholders, should both the Corporation and the ESOP not exercise their respective right of refusal as provided in Section 2(a) hereof, the total sum due shall be paid at the time of purchase all in cash.

(b) ~~b.~~ Installment Payments. Any sum the Corporation ~~or the ESOP~~ elects to pay in installments shall be paid to the Shareholder, or his heirs, beneficiaries, personal representative or guardian, as the case may be, over such period as the Board ~~or the ESOP Trustees~~ may determine, provided that such period shall not exceed five (5) years. Subject to applicable law, interest on installments paid by the Corporation shall be paid on any unpaid balance at ~~a~~the rate per annum equal to the ~~prime rate charged by the Corporation’s primary bank lender(s)~~Applicable Benchmark (as defined in the next sentence) plus 1% per annum, (but in no event in excess of the maximum interest rate allowable under applicable law). For purposes of this Section 4(b), “Applicable Benchmark” shall mean (i) London InterBank Offered Rate, (ii) InterBank Offered Rate, (iii) Alternative Base Rate III of Citibank, N.A. or any other major multi-national bank or (iv) such other commonly accepted floating interest rate benchmark adopted by the Audit Committee of this Corporation, all as in effect from time to time. The initial rate shall be the rate in effect at the time of sale, and this rate shall be ~~updated~~adjusted on December 31 of each year to the rate in effect at that time. All or any part of the unpaid balance may be prepaid in whole or in part at any time or times without penalty. These obligations shall be evidenced by a promissory note, on customary terms, including, without limitation, the right of set-off and the right to defer payments if funds are not available.

(c) ~~c.~~ Apportionment of payments. Payments. In the event the ~~corporation~~Corporation is indebted to more than one former shareholder, or his guardian, or the heirs, beneficiaries, or personal representative of a deceased Shareholder, incident to the redemption of stock under this Article VIII, and there are insufficient funds to pay all such payments as they fall due, then, the Board shall apportion such funds as are, from time to time, available between/among such payments so due on a pro rata basis.

(d) ~~d.~~ Discretionary Powers of the Board. The Board shall neither be prohibited nor in any way limited or restricted from utilizing funds available for installment payment purposes for any corporate purposes, whatsoever, it being only required that, in all matters respecting the accumulation and/or disbursal of such funds, it consider what, in its judgment and discretion, will be in the best short and long term interests of the Corporation, the Shareholders, and any former Shareholders, or their guardians, or the heirs,

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beneficiaries, or personal representatives of deceased Shareholders to whom the Corporation may be indebted incident to the redemption of any shares under paragraph (a~~.~~) of Section 2. Additionally, except as otherwise specifically provided in this Article VIII, when any provision of the Bylaws shall either explicitly or inferentially require interpretation, or when any such provision shall allow, permit or require discretionary action, the Board shall have full power and authority in its reasonable discretion to make such interpretation and/or to take such discretionary action as it deems proper. Provided, however, if a Shareholder, former Shareholder, or his guardian, or the heirs, beneficiaries or personal representative of a deceased Shareholder contend that the Board has not made every reasonable effort to make timely installment payments, as provided for under this paragraph (d~~.~~), then such person or persons may bring an action (based upon but restricted to such contention) for specific performance in a court of competent jurisdiction.

~~e. Exception; Separate Agreement. If the provisions of paragraph a. through d., above, are in conflict with the provisions of any separate written share redemption or purchase agreement (as provided in paragraph b. of Section 2 hereof), then the provisions of such separate agreement shall govern.~~

Section 5. ~~Section 5.~~ Delivery of Share Certificates.

(a) ~~a.~~ Rule. Upon payment of any cash ~~and/~~, delivery of any note or upon acknowledgment by the Corporation ~~or the ESOP~~ of any sum to be paid in installments, the Shareholder, his guardian, or his heirs, beneficiaries, or personal representative, as the case may be, shall forthwith deliver the certificates representing such Shareholder~~”~~s shares to be sold to the Corporation ~~or the ESOP~~, as the case may be. If the Corporation elects to pay the purchase price in installments, such number of shares as shall be represented by any cash payment (based on the redemption price per share) shall belong to the Corporation, without restriction or limitation; such number of shares as shall be represented by the sum to be paid in installment payments (based on the redemption price per share) shall be held in escrow by a person designated by the Directors, until the sum due for said shares is paid, except that if, as and when such sum is from time to time, reduced, shares representing each such reduction (based on the redemption price per share) shall become the property of the Corporation, without limitations or restrictions. ~~If the ESOP elects to pay the purchase price in installments, it shall deliver an unsecured promissory note to the Shareholder, his guardian, or his heirs, beneficiaries or personal representative, as the case may be, in the amount of the unpaid balance, and the shares so purchased shall be the property of the ESOP, without any limitations or restrictions.~~

~~b. Exception, Separate Agreement. If the provisions of paragraph a., above, are in conflict with the provisions of any separate written share redemption or purchase agreement (as provided in paragraph b. of Section 2), then the provisions of such separate agreement shall govern.~~

Section 6. ~~Section 6.~~ Purchase by Shareholders. If, under applicable law, the Corporation is prohibited from redeeming shares (as provided in paragraph (a~~.~~) of Section 2), or ~~exercises~~fails to exercise its right ~~of refusal~~ to purchase said shares and the ESOP is prohibited or does not exercise its right to purchase the shares, then the shares not so redeemed ~~or purchased~~ shall be offered to the Shareholders of the Corporation (at no more than the Corporation~~”~~s redemption price), each of whom shall then have the right (but not the obligation) for thirty (30) days from the date of such offer to purchase such shares. Each Shareholder shall have the opportunity to purchase a percentage of such shares equal to his proportionate ownership of all issued shares, and a proportional share of all shares not purchased by other shareholders and each Shareholder~~’~~’s right to purchase his proportionate percentage of such shares shall be assignable only to the other Shareholders.

B-2 -15

~~Section 7. Amendments. The provisions of this Article VIII shall not be changed by amendment, except by vote of the holders of more than fifty percent (50%) of the shares entitled to vote thereon. No shares held in escrow shall be voted directly or indirectly or counted for the purposes of such vote.~~

~~ARTICLE IX~~

ARTICLE IX

INDEMNIFICATION

Section 1. ~~Section 1.~~ Right to Indemnification. Each person (including here and hereinafter, the heirs, executors, administrators, or estate of such person) (1) who is or was a director or officer of the Corporation~~, (2) who is or was an agent or employee of the Corporation other than an officer and as to whom the Corporation has agreed to grant such indemnity, or (3~~ or (2~~)~~ who is or was serving at the request of the Corporation as its representative in the position of director, officer, agent, or employee of another corporation, partnership, joint venture, trust or other enterprise ~~and as to whom the Corporation has agreed to grant such indemnity~~ shall be indemnified by the Corporation as of right to the fullest extent permitted or authorized by current or future ~~legislation~~law or by current or future judicial or administrative decision (but, in the case of any such future legislation or decision, only to the extent that it permits the Corporation to provide broader indemnification rights than permitted prior to such legislation or decision), against any fine, liability, cost or expense, including attorneys~~”~~ fees, asserted against him or incurred by him in his capacity as such director, officer, agent, employee, or representative, or arising out of his status as such director, officer, agent, employee or representative.

Section 2. ~~Section 2.~~ Advance of Costs, Charges and Expenses. Costs, charges and expenses (including attorneys~~”~~ fees) incurred by a person referred to in Section 1 of this Article in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, upon receipt in the case of a director or officer, of an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation as authorized in this Article, and upon satisfaction of such other conditions as are required by current or future legislation (but with respect to future legislation, only to the extent that is provides conditions less burdensome to the director, officer, employee, agent or representative, and to the Corporation, than those provided previously). Such cost, charges and expenses incurred by other employees, agents and representatives may be so paid upon such terms and conditions, if any, as the Board deems appropriate. The Board may, in the manner set forth above, and upon approval of such director, officer, employee, agent or representative of the Corporation, authorize the Corporation~~”~~s counsel to represent such person, in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

Section 3. ~~Section 3.~~ Procedure for Indemnification. Any indemnification or advance of costs, charges and expenses under this Article shall be made promptly, and in any event within 60 days, upon the written request of the director, officer, employee, agent or representative. The right to indemnification or advances as granted by this Article shall be enforceable by the director, officer, employee, agent or representative in any court of competent jurisdiction, if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within 60 days. Such person~~”~~s costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action that the claimant has not met the applicable standard of conduct, if any, required as a prerequisite to such indemnification or advances under the ~~General Corporation Act~~FBCA~~,~~ but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including the Board or a committee thereof, its independent legal counsel, and its Shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct, nor the fact that there has been an actual determination by the Corporation (including the Board or a committee thereof, its independent legal counsel, and its Shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

B-2 -16

Section 4. ~~Section 4.~~ Other Rights: Continuance of Right to Indemnification. The indemnification or advance of costs, charges and expenses provided by this Article shall not be deemed exclusive of any other or future rights to which a person seeking indemnification may be entitled under any law (common or statutory), agreement, vote of Shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation. All rights to indemnification or advance of costs, charges and expenses under this Article shall be deemed to be a contract between the Corporation and each director, officer, employee, agent or representative of the Corporation described in Section 1 of this Article who serves or served in such capacity at any time while this Article is in effect. Any repeal or modification of this Article or any repeal or modification of relevant provisions of the General Corporation Act or any other applicable laws shall not in any way diminish any rights to indemnification of such director, officer, employee, agent or representative or the obligations of the Corporation arising hereunder.

Section 5. ~~Section 5.~~ Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any person who is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him or on his behalf in any such capacity, or arising out of his status as such, whether or not the Corporation would have the legal power to directly indemnify him against such liability.

Section 6. Constituent Corporations. For the purposes of this Article, references to “the Corporation” includes all of our subsidiaries and the constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who is or was a director, officer, employee or agent of one of our subsidiaries or a constituent corporation or is or was serving at the request of one of our subsidiaries or a constituent corporation as a director, officer, employee or agent of another corporation shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

Section 7. ~~Section 6.~~ Savings Clause. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and officer, and each employee, agent and representative of the Corporation described in Section 1 of this Article, as to costs, charges and expenses (including attorneys~~”~~ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by an applicable portion of this Article that shall not have been invalidated to the full extent permitted by applicable law.

~~ARTICLE X~~

~~SEAL~~

ARTICLE X

MISCELLANEOUS

Section 1. ~~Seal.~~ The Board shall provide a corporate seal which shall be in ~~circular form~~the form of a circle and shall bear the name of the Corporation and words and figures showing that the Corporation was incorporated in the State of Florida and the year of incorporation. Said seal may be embossed or rubber stamp or both.

B-2 -17

~~ARTICLE XI~~

~~AMENDMENT~~

It shall not be necessary to the validity of any instrument executed by any authorized officer or officers of the Corporation that the execution of such instrument be evidenced by the corporate seal and all documents, instruments, contracts and writing of all kinds signed on behalf of the Corporation by any authorized officer or officers shall be as effective and binding on the Corporation without the corporate seal as if the execution of the same had been evidenced by affixing the corporate seal thereto.

Section 2. Waiver of Notices. Whenever notice is required to be given by these Bylaws or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

Section 3. Fiscal Year. The fiscal year of the Corporation shall begin the first day of October in each year.

Section 4. Amendments. ~~These Bylaws~~. Subject to the provisions of the Articles of Incorporation, these Bylaws and applicable law, these Bylaws or any of them may be ~~altered,~~ amended~~, supplemented~~ or repealed~~,~~ and new Bylaws may be adopted, ~~by the Shareholders~~ by (i) the vote of the holders of not less than a majority of the total voting power of all outstanding shares of voting stock of the Corporation in an annual meeting of shareholders, without previous notice, or at any special meeting of shareholders, provided that notice of such proposed amendment, repeal or adoption is given in the notice of special meeting or (ii) resolution of the Board of Directors.

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HISTORY OF AMENDMENTS

1/28/89

R 3/8/89

R 1/9/93

R 1/7/95

A 1/31/03 Eliminate part-time employees as shareholders except by consent of Board of ~~DirectorsArticle~~Directors Article VIII

A 1/21/04 Various provisions: Art. II, Sec. 5; Art.III, Sec 14; Art. IV, Secs 4 & 5; Art. V, Sec 5 (new); Art. VIII, Secs 1-4; and 6

A 1/28/05 Art.VIII, Sections 1 & 2

Amended October         , 2007

B-2 -19

PROXY

THE PBSJ CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 3, 2007

The undersigned hereby appoints JOHN B. ZUMWALT, III and TODD J. KENNER, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of The PBSJ Corporation that the undersigned may be entitled to vote at the Special Meeting of Shareholders of The PBSJ Corporation to be held on November 3, 2007, at the Quorum Hotel Tampa, 700 North Westshore Blvd., Tampa, Florida 33609, at 11 a.m. (eastern daylight time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

VOTE BY INTERNET — www.eproxy.com/pbsj/

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE – 1-800-560-1965

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to The PBSJ Corporation, 5300 West Cypress Street, Suite 200, Tampa, Florida 33607.

UNLESS YOU INDICATE OTHERWISE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 THROUGH PROPOSAL 10, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.

(Continued and to be marked, dated and signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

☐FOLD AND DETACH HERE☐

1

Mark Here

for Address

Change or Comments    ☐

PLEASE SEE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.
	FOR	AGAINST	ABSTAIN
PROPOSAL 1: to approve an amendment to our articles of incorporation to reclassify the existing 15,000,000 authorized shares of common stock as Class A Common Stock and to create a new class of non-voting common stock with 5,000,000 authorized shares entitled Class B Common Stock.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.
	FOR	AGAINST	ABSTAIN
PROPOSAL 2: to approve an amendment to our articles of incorporation to authorize the issuance of up to 10,000,000 shares of preferred stock, with such designations, preferences, rights and limitations as our board of directors adopts by resolution.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.
	FOR	AGAINST	ABSTAIN
PROPOSAL 3: to approve an amendment to our articles of incorporation to provide that directors be elected by a majority of the votes cast with respect to the shares present at a meeting at which a quorum is present.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4.

	FOR	AGAINST	ABSTAIN
PROPOSAL 4: to approve amendments to Section 1 of Article II of our bylaws to provide for procedures and guidelines for shareholder proposals to be brought at annual shareholder meetings.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 5.

	FOR	AGAINST	ABSTAIN
PROPOSAL 5: to approve amendments to Article II of our bylaws to update procedures with respect to shareholder meetings.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 6.

	FOR	AGAINST	ABSTAIN
PROPOSAL 6: to approve amendments to Articles III and IV of our bylaws relating to the minimum number, qualifications, policies and committees of our board of directors and the titles, duties and removal of our officers.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 7.

	FOR	AGAINST	ABSTAIN
PROPOSAL 7: to approve amendments to Article VIII of our bylaws to revise the procedures for the issuance, sale and redemption of stock.	☐	☐	☐

2

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 8.

	FOR	AGAINST	ABSTAIN
PROPOSAL 8: to approve amendments to Article IX of our bylaws to clarify the indemnification rights we provide to our officers and directors.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 9.

	FOR	AGAINST	ABSTAIN
PROPOSAL 9: to approve amendments to Article X of the bylaws to allow either the shareholders or the board of directors to amend the bylaws.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 10.

	FOR	AGAINST	ABSTAIN
PROPOSAL 10: to approve other miscellaneous amendments to update and clarify certain provisions of our bylaws.	☐	☐	☐

Please vote, date and promptly return

this proxy in the enclosed return envelope

that is postage prepaid if mailed

in the United States.

Signature	Signature	Dated , 2007

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. ☐

☐FOLD AND DETACH☐

3